[ARIEL MUTUAL FUNDS LOGO]

[THE PATIENT INVESTOR(R) LOGO]
SLOW AND STEADY WINS THE RACE

JUNE 30, 2004


ARIEL FUND
ARIEL APPRECIATION FUND
ARIEL PREMIER GROWTH FUND
ARIEL PREMIER BOND FUND

INVESTING IN SMALL AND MID-CAP STOCKS IS MORE RISKY AND MORE VOLATILE THAN INVESTING IN LARGE CAP STOCKS. Statistics and performance data represent past performance. For the period ended June 30, 2004, the average annual total returns of Ariel Fund and Ariel Appreciation Fund for the one-, five- and ten-year periods were 28.82%, 13.09% and 15.44% and 19.90%, 8.52% and 14.75%, respectively. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end may be obtained by visiting our web site, www.arielmutualfunds.com.

This report candidly discusses a number of individual companies. These opinions are current as of the date of this report but are subject to change. The information provided in this report is not reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase or sell a particular security.

Investors should consider carefully the investment objectives, potential risks, management fees, and charges and expenses of the Ariel Mutual Funds before investing. The current prospectus for the Ariel Mutual Funds contains this and other information about the Funds. Investors may obtain a copy of the current prospectus by calling or writing our distributor. Please read it carefully before investing or sending money. (C)August 2004, Ariel Distributors, Inc., 200 East Randolph Drive, Chicago, IL 60601. 800-292-7435.


Ariel Investment Trust
P.O. Box 219121
Kansas City, Missouri  64121-9121
800-292-7435
www.arielmutualfunds.com

TABLE OF CONTENTS

The Patient Investor                                                     2

Value Company Updates                                                    4

Value Company in Focus                                                   6

Ariel Fund                                                               7

Ariel Appreciation Fund                                                 10

Ariel Premier Growth Fund                                               13

Ariel Premier Bond Fund                                                 20

Board of Trustees                                                       29

[GRAPHIC]

SHAREHOLDER NEWS CHARLIE BOBRINSKOY JOINS ARIEL AS VICE CHAIRMAN

We are pleased to announce our good friend, Charles K. Bobrinskoy, will be joining Ariel in the coming weeks as Vice Chairman. Charlie comes to us from the Global Corporate and Investment Bank of Citigroup, Inc. where he most recently served as a Managing Director and Head of North American Investment Banking Branch Offices as well as the firm's Chicago Investment Banking Office. In this capacity, he managed just under 100 professionals. Charlie's investment banking career started in 1983 at Salomon Brothers, Inc. At Ariel, Charlie will help John W. Rogers, Jr. oversee our investment team and trading operations. Coincidentally, John and Charlie have been close friends for almost 30 years. We are delighted to welcome Charlie, knowing he adds even greater depth and breadth to our firm. Likewise, we look forward to leveraging the expertise and leadership he has garnered over two decades at a worldwide financial powerhouse to better serve you.

[THE PATIENT INVESTOR(R) LOGO]

JUNE 30, 2004                                      SLOW AND STEADY WINS THE RACE

DEAR FELLOW SHAREHOLDER: For the quarter ended June 30, 2004, Ariel Fund rose +4.78%. This gain compares quite favorably to the +0.51% return posted by the style similar Russell 2500 Value Index. By contrast, Ariel Appreciation Fund languished during the period--returning a relatively flat -0.04% versus a +1.73% rise for the Russell Midcap Value Index. Looking to the year-to-date period, Ariel Fund's +11.84% six-month return is well ahead of the +6.72% gain made by the Russell 2500 Value Index. Ariel Appreciation Fund has risen +3.67% compared to +7.17% for the Russell Midcap Value Index so far this year. Longer term, both funds continue to show competitive track records. More specifically, both Ariel and Ariel Appreciation earned four-star (****) Overall Ratings from Morningstar, Inc. for the period ending June 30, 2004.*

The aforementioned results for the Ariel and Ariel Appreciation Funds represent one of the largest one-quarter performance differentials we can remember. As you may know, these funds employ the same investment strategy and are mostly distinguished by their market cap parameters. (Ariel Fund favoring small-to-mid-sized companies. Ariel Appreciation focusing squarely on mid-cap issues.) And yet, our research driven approach has resulted in a heavier weighting in the financial services sector for Ariel Appreciation Fund--an area that has surfaced an abundance of mid-cap values in recent years. We are enthusiastic about the long-term prospects for these holdings but know that in a rising interest rate environment, the whole sector gets painted with a broad brush and most of these securities, regardless of their sensitivity to rates, decline in sympathy over the shorter term. It is worth noting that although Ariel Appreciation's Financial Services holdings negatively impacted results, the Fund's Health Care issues were positive contributors. The same is true of the Health Care holdings in Ariel Fund. These securities boosted Ariel Fund's results along with strong performance from the Consumer Discretionary and Producer Durables sectors.

A broader look at the various stock market indices for the quarter depicts a constrained stock market held down by a number of disparate and potentially troublesome factors including runaway oil prices, a meandering war, looming terrorist threats, a jobless recovery, an election cliffhanger, a slowing economy and the rising interest rates already mentioned. Noted BARRON'S columnist, Alan Abelson, describes today's investor as one consumed by a "visceral disquiet"-- an uneasiness that has the distinct possibility of being "increasingly validated." THE NEW YORK TIMES appears to be in agreement stating, "...history shows that even when earnings are strong, they don't necessarily translate into higher prices. That is especially true when investors have other things to worry them, as they do now..." The good news for Ariel clients and shareholders is that when Wall Street investors get nervous, they generally abhor risk. As such, with our low risk, high quality bias, our portfolios should be able to weather the storms that may lie ahead.

PORTFOLIO COMINGS AND GOINGS

In the wake of investor disdain for all things financial, our contrarian approach led us to irrationally depressed shares in the banking sector. Accordingly, Ariel Fund purchased shares in Burlington, Vermont-based Chittenden Corporation (NYSE: CHZ) as well as S&T Bankcorp, Inc. (NASDAQ: STBA) which is located in Indiana County, Pennsylvania-- both are regional banks distinguished by their commanding market share and exemplary customer service. Similarly, Ariel Appreciation Fund began to buy shares of Charter One Financial, Inc. (NYSE: CF) But just as we were building our position, news came of its takeover by Citizens Financial--a subsidiary of the Royal Bank of Scotland.

TIME FLIES...

For over 21 years now, we have been championing the importance of patience in all things--particularly when investing. Of course, our enduring view has been further "characterized" by our turtle mascot as well as our borrowed slogan, "Slow and Steady Wins the Race." While patience has been preached as a virtue since the dawn of time, our relentless pursuit and application of this quality has proven to be quite unique. Recently, while looking through our portfolios, even we were struck by our fortitude in the case of some of our favorite stocks.

* The Overall Morningstar Rating(TM) for Ariel Fund is based on 194 domestic small value funds as of 6/30/04. Ariel Fund was rated four stars among 194, three stars among 148 and four stars among 34 domestic small value funds for the three-, five- and ten-year periods ended 6/30/04, respectively. The Overall Morningstar Rating(TM) for Ariel Appreciation Fund is based on 273 domestic mid-cap blend funds as of 6/30/04. Ariel Appreciation Fund was rated four stars among 273, four stars among 167 and four stars among 49 domestic mid-cap blend funds for the three-, five- and ten-year periods ended 6/30/04, respectively. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Ratings.

For example, out of a total of 70 securities held firm-wide, 17 stocks in our small and mid-cap portfolios have been Ariel investments for more than a decade. This is noteworthy in an industry where typically small and mid-cap managers rarely hold any one issue for more than a year.

Our longest running holding has been in our small cap portfolios for 18 years. The stock is Interface, Inc. (NASDAQ: IFSIA). At the time of our purchase in 1986, this Georgia-based manufacturer of carpet tiles had a wonderful and dominant franchise. Carpet tiles are easily and often replaced because they accommodate constantly changing office layouts, including moving cubes and growing technology outlets. For many years, Interface was one of our most successful stocks. We initially purchased shares in what was then a tiny $100 million market cap business at a split-adjusted price of $3.58 and watched the stock rise all the way to $22.88. But then the company expanded into the less differentiated broadloom carpet category and integration difficulty followed. Not surprisingly, the stock drifted lower. Today, at just under $9 a share (off of a $1.97 low), the company appears to be on the road to recovery. In hindsight, some might argue that we held on too long. And yet, in our view, our misstep was that we did not clearly understand the degree to which the company's acquisition bender was amassing debt while diluting the fundamentals of the core carpet tile business we loved so much.

A better long-term story is Tribune Company (NYSE: TRB), owner of the CHICAGO TRIBUNE and the LOS ANGELES TIMES among other media properties, which has been a fixture in our mid-cap portfolios for more than 15 years. In fact, when we purchased our first shares, the stock was selling for just under $10 and the company had a market capitalization of $3 billion. Today, the stock sells for just over $45 a share, boasts a near $15 billion market cap and has achieved a +12.14% average annual return over our holding period.

In addition to companies that have been long-time Ariel holdings, we have also had numerous opportunities to buy, hold, sell and then REPURCHASE some of our favorite stocks over the years. As a result of this practice, we find ourselves closely monitoring many issues long after they exit our portfolios--waiting patiently to own them again at the right price. DeVry, Inc. (NYSE: DV) and Omnicom Group (NYSE: OMC) represent two excellent examples of this practice. We purchased our first shares of DeVry, Inc. for our small cap portfolios in 1991 when this technical training school was a sleepy IPO in danger of being aborted due to lack of interest. Our split-adjusted entry price was $1.16 a share. The company had a $68 million market cap. Over the next five years, we watched the shares nearly touch $10.50 and the company's market cap grow to $668 million. DeVry has the distinction of being the best performing stock in the history of our firm--posting a +54.72% annualized return during this five-year holding period. We hated to sell but discipline dictated that we do so since the company began to trade at full value. But then in October 2002, we went back in after a tech slowdown affected industry-wide enrollment. At the same time, the accreditations of some of DeVry's main competitors were called into question. With the whole sector suddenly under siege, we started repurchasing shares of DeVry at $13.47. On June 30, 2004, the stock closed at $27.42.

Omnicom Group is one of the world's largest advertising agencies, serving such esteemed global brands as McDonald's and DaimlerChrysler. Fourteen years ago, we started acquiring its shares at a $5.35 split-adjusted price for our mid-cap portfolios. Its market capitalization was $570 million. Almost 9 years later, the shares hit $88 and the company had a near $17 billion market cap. Our average annual return for the near decade long period was a heady +39.94%. To quote Shakespeare, "parting is such sweet sorrow." But we took our profits, exited the security and watched from afar as this advertising conglomerate continued to set new standards for the industry. Then in August 2002, after a damaging newspaper article called its accounting practices into question, we were once again able to acquire shares in Omnicom at $50.15. After our own extensive research, we concluded that there was no nefarious activity at the company. We believed, once this cloud lifted, Omnicom shares would reign again. On June 30th the stock closed at $75.89.

There is a line in the famed song from the movie Casablanca that says, "The fundamental things apply, as time goes by." In life or in stock picking, this certainly appears to be the case. Looking back on some of our longest held portfolio companies, one recurring theme rings true: when you invest in businesses that are fundamentally sound--in the end, patience pays.

As always, we appreciate the opportunity to serve you and welcome any questions you might have.

Sincerely,

/s/ John W. Rogers, Jr              /s/ Mellody Hobson

JOHN W. ROGERS, JR.                 MELLODY HOBSON
Chairman and Chief                  President
Executive Officer

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating(TM) based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in an investment category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive two stars, and the bottom 10% receive one star. These ratings change monthly. Morningstar does not guarantee the accuracy of this information.

VALUE COMPANY UPDATES

[ARGOSY GAMING COMPANY(R) LOGO]

ARGOSY GAMING COMPANY (NYSE: AGY)
219 Piasa Street
Alton, IL  62002-6232
618-474-7500
www.argosycasinos.com

Argosy Gaming Company is an owner and operator of six riverboat casinos located on the Mississippi, Missouri and Ohio rivers. The company received the first casino license in Illinois in 1991 for its Alton facility and was the first to open gaming riverboats in St. Louis, Kansas City and Baton Rouge. Additionally, its riverboat casino in Lawrenceburg, Indiana (which serves the Cincinnati market) is one of the most successful riverboat casinos in the U.S.

Targeting local gaming patrons (those who live within an hour of the casinos), Argosy operates a simple business model with attractive economics. Although state budget shortfalls pose some obstacles in the form of tax increases, the outlook for the gaming industry is compelling. First, to offset the impact of tax increases, regulators have offered casinos some relief, typically in the form of additional gaming positions on the casino floor, including table games and slot machines. Second, there is an increased interest in gambling, evidenced by high ratings for the cable television program, "Celebrity Poker Showdown," as well as the fact that casinos are the second most popular form of adult entertainment in the U.S., behind cable television.

With the stock trading less than 13x forward twelve month earnings, we initiated a position in Argosy in February 2004 at approximately $29 per share. Currently trading at approximately $38 per share, Argosy is approaching our private market value estimate of $41.50.

[CHARTER ONE FINANCIAL, INC. LOGO]

CHARTER ONE FINANCIAL, INC. (NYSE: CF)
Charter One Bank Building
1215 Superior Avenue
Cleveland, OH  44114
216-566-5300
www.charterone.com

Charter One Financial is a holding company whose primary subsidiary is Charter One Bank. Targeting individuals and small businesses, Charter One Bank operates approximately 600 branches throughout the Midwest and Northeast-- both traditional stand-alones and supermarket locations. The bank offers commercial and consumer loans, deposit accounts as well as asset management and brokerage services.

Charter One's competitive advantage is its exceptional ability to operate cost-efficient, high-quality branches. The bank's partnership with Wal-Mart illustrates its strength in operating branches within supermarket and mass retail locations. In March 2004, the two companies announced an agreement to open 67 Charter One branches within Wal-Mart stores, making Charter One the largest in-store partner and the first bank ever to be granted permission to use its own name versus a private label. Additionally, Charter One was the first bank allowed to operate within Wal-Mart without entering into an addi-tional revenue sharing agreement.

Given the company's strong margins and Charter One's aggressive investment in new branches, we began purchasing shares in April 2004 at approximately $35 per share. In early May, while still building our position, Citizens Financial Group, the U.S. subsidiary of the Royal Bank of Scotland, purchased Charter One at $44.50 per share. We began exiting the stock at a premium on the news of this acquisition.

[MCCORMICK & COMPANY, INC.(R) LOGO]

MCCORMICK & COMPANY, INC. (NYSE: MKC)
18 Loveton Circle
Sparks, MD  21152-6000
410-771-7301
www.mccormick.com

An Ariel holding since 1994, McCormick & Company is the #1 spice company in the world. The company manufactures, markets and distributes spices, herbs, seasonings and other flavorings worldwide through two business segments. The consumer segment sells to individuals through a variety of brands, including McCormick and Zatarain's in the U.S.; Ducros in Europe; Club House in Canada; and Schwartz in the United Kingdom. The industrial segment sells flavorings and spices to food processors, restaurant chains, distributors, warehouse clubs and institutional operations.

With more then 50 research scientists on staff, McCormick continues to invest in the development of more advanced and higher margin flavoring and spice products. For example, the company has identified new ways to meet consumer preferences, such as enhancing a salty taste without adding sodium. Additionally, McCormick has significantly improved its process efficiency and waste reduction through the implementation of an inventory management system. We believe these improvements will lead to more strategic marketing and increased customer satisfaction.

CEO Robert Lawless and his management team have done an excellent job in transforming the company from a commodity producer of spices to a value-added consumer brand. McCormick has become a trusted product development partner to many of the largest food and restaurant companies in the world, including McDonald's, General Mills and Pepsico. At a stock price of $34.00, the company is quickly approaching our private market value estimate of $35.82.

[OMNICOM GROUP INC. LOGO]

OMNICOM GROUP INC. (NYSE: OMC)
437 Madison Avenue
New York, NY  10022
212-415-3600
www.omnicomgroup.com

Omnicom Group is the #1 advertising conglomerate worldwide with a broad portfolio of marketing service companies and global advertising agencies. Its marketing services companies include Omnicom Media Group (OMG) and Diversified Agency Services Group. OMG provides media planning and buying services, while Diversified Agency Services Group provides specialty communications, interactive/digital media, public relations and customer relationship management.

Omnicom owns three of the top ten advertising firms: BBDO Worldwide, DDB Worldwide and TBWA Worldwide. These are first class global agencies with the scale and scope to compete for the largest and most sophisticated multinational clients. Their creative work was recently recognized at the prestigious International Advertising Festival in Cannes, France. Omnicom agencies won the most awards collectively and captured the top three overall agency rankings.

Omnicom is the only major holding company to have all of its agencies perform at a high level over a sustained period of time, affording the company a competitive advantage over its peers. Conversely, virtually every other major advertising organization has suffered from either agency integration problems, client and talent churn or poor creative spells.

With a current stock price of $75.89, the company trades at nearly a 25% discount to our private market value estimate of $99 per share.

VALUE COMPANY IN FOCUS

[CHITTENDEN CORPORATION LOGO]

CHITTENDEN CORPORATION (NYSE: CHZ)
Two Burlington Square
Burlington, VT  05401
800-752-0006
www.chittendencorp.com

With approximately $6 billion in assets, Chittenden Corporation is a multi-bank holding company serving over 250,000 individuals and businesses throughout Maine, Massachusetts, New Hampshire and Vermont. Through its family of six banks--Chittenden Bank, The Bank of Western Massachusetts, Flagship Bank and Trust, Granite Bank, Maine Bank & Trust and Ocean National Bank--Chittenden offers a wide variety of products and services to its clients, including lending, cash management, insurance and investments.

Targeting small to mid-sized businesses, Chittenden strives to be the "bank of choice" in the markets it serves. In addition, the company pursues deep relationships with customers who need multiple products and services, which ultimately results in higher fee revenue.

STRONG MARKET POSITION

As the largest bank headquartered in Vermont, Chittenden maintains a commanding 28% market share of the state's deposits. Through a series of acquisitions, the bank has entered new markets throughout the Northeast and has exhibited the ability to grow these franchises organically by leveraging its strong reputation for quality service. With 124 branches, the company currently ranks among the top four banks by deposit share in each of its markets.

CONSERVATIVE MANAGEMENT TEAM

Chittenden Corporation's primary mission has remained the same since its inception--simplify the lives of customers, create shareholder value and provide a dynamic, ethical work environment for employees. Just as these goals have remained constant, so has management's commitment to its business fundamentals. This commitment has led to a strong balance sheet and excellent credit quality, best illustrated by Chittenden's historically low credit losses (0.27% of loans). These low credit losses are indicative of the company's conservative underwriting policy, as well as management's lack of tolerance for unnecessary risk.

COMPELLING VALUATION

Chittenden was trading at less than 13x forward earnings when we began purchasing shares in May 2004 at approximately $30 per share. Based on the company's strong franchise and excellent financial performance, we believe the market has yet to recognize Chittenden's true value. Shares of Chittenden currently trade at $35.15. We estimate this stock has a private market value of $44 per share.

ARIEL FUND PERFORMANCE SUMMARY                       Inception: November 6, 1986

ABOUT THE FUND

Ariel Fund seeks long-term capital appreciation by investing in undervalued companies in consistent industries that show strong potential for growth. The Fund looks for issuers that provide quality products or services. To capture anticipated growth, the Fund holds investments for a relatively long period--usually three to five years. The Fund primarily invests in companies with market capitalizations between $500 million and $2.5 billion at the time of investment with an emphasis on smaller capitalization (small cap) stocks.

PORTFOLIO COMPOSITION

                                                             RUSSELL
                                                              2500             S&P
                                               ARIEL          VALUE            500
                                               FUND           INDEX           INDEX
Consumer Discretionary & Services              31.3%           13.2%           13.7%

               Financial Services              20.8%           32.3%           21.4%

                Producer Durables              15.3%            6.8%            4.2%

                     Cash & Other              12.2%            1.7%            5.3%

           Materials & Processing               6.9%           12.0%            3.5%

                      Health Care               6.7%            4.2%           13.2%

                 Consumer Staples               4.0%            2.7%            7.8%

                      Techonology               2.8%            7.6%           15.1%

                        Utilities               0.0%            9.5%            6.7%

                     Other Energy               0.0%            6.0%            1.9%

           Autos & Transportation               0.0%            4.0%            2.6%

                  Integrated Oils               0.0%            0.0%            4.6%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004 (assumes reinvestment of dividends and capital gains)*

                           2ND QUARTER    YTD    1 YEAR   3 YEAR   5 YEAR   10 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------------------
Ariel Fund                    +4.78%    +11.84%  +28.82%  +12.90%  +13.09%  +15.44%     +14.33%

Russell 2500 Value Index      +0.51%     +6.72%  +33.91%  +12.37%  +11.93%  +14.67%     +13.29%

Russell 2000 Value Index      +0.85%     +7.83%  +35.17%  +12.15%  +12.82%  +13.91%     +12.74%

Russell 2000 Index            +0.47%     +6.76%  +33.37%   +6.24%   +6.63%  +10.93%     +10.21%

S&P 500 Index                 +1.72%     +3.44%  +19.11%   -0.69%   -2.21%  +11.83%     +11.69%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL FUND

                  ARIEL FUND    RUSSELL 2500 VALUE         S&P 500
12/31/86           10,203.34              9,757.21        9,849.14
12/31/87           11,366.66              9,280.88       10,366.28
12/31/88           15,904.93             11,848.48       12,087.73
12/31/89           19,899.53             13,648.48       15,915.90
12/31/90           16,699.20             11,274.30       15,423.56
12/31/91           22,163.48             15,857.34       20,122.48
12/31/92           24,763.24             19,805.75       21,655.05
12/31/93           26,923.69             23,628.92       23,833.31
12/31/94           25,786.49             23,320.19       24,148.07
12/31/95           30,561.55             30,260.17       33,222.55
12/31/96           37,747.23             36,979.59       40,850.63
12/31/97           51,502.24             49,217.91       54,481.09
12/31/98           56,594.61             48,271.52       70,050.86
12/31/99           53,334.92             48,992.08       84,799.63
12/31/00           68,676.69             59,176.19       77,060.99
12/31/01           78,437.89             64,939.75       67,904.45
12/31/02           74,371.34             58,527.14       52,897.99
12/31/03           95,222.33             84,823.99       68,071.28
06/30/04          106,491.99             90,523.02       70,415.30

TOP TEN HOLDINGS (AS OF JUNE 30, 2004)

 1  CAESARS ENTERTAINMENT, INC.
    World's largest casino gaming company

 2  LEE ENTERPRISES, INC.
    Newspaper publisher

 3  IDEX CORP.
    Industrial product manufacturer

 4  MARKEL CORP.
    Specialty insurance provider

 5  GREY GLOBAL GROUP, INC.
    Advertising and marketing services firm

 6  INVACARE CORP.
    Leading producer of medical equipment

 7  JANUS CAPITAL GROUP INC.
    Mutual fund manager

 8  HERMAN MILLER, INC.
    Manufacturer of office furniture

 9  VALASSIS COMMUNICATIONS, INC.
    Preeminent marketing services company

10  NEIMAN MARCUS GROUP, INC.
    Premier luxury retailer

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell 2500 Value Index measures the performance of small and mid-sized, value-oriented companies with low price-to-earnings ratios. The Russell 2000 Value Index measures the performance of smaller, value-oriented companies with lower price-to-earnings ratios. The Russell 2000 Index measures the performance of smaller companies. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL FUND SCHEDULE OF INVESTMENTS

 NUMBER OF SHARES     COMMON STOCKS--87.85%                                                    COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
                      CONSUMER DISCRETIONARY & SERVICES--31.33%
        3,544,075     American Greetings Corp. *                                    $    48,441,602      $    82,151,659
          765,800     Argosy Gaming Co. *                                                25,161,146           28,794,080
        1,720,933     Bob Evans Farms, Inc.                                              36,724,263           47,119,146
        8,454,600     Caesars Entertainment, Inc. *                                      64,611,005          126,819,000
          769,600     DeVry, Inc. *                                                      11,434,803           21,102,432
          107,200     Grey Global Group, Inc.                                            64,667,170          105,592,000
        1,833,900     Harte-Hanks, Inc.                                                  41,099,183           44,765,499
        2,797,325     Hasbro, Inc.                                                       36,964,218           53,149,175
        1,684,400     Journal Register Co. *                                             33,242,215           33,688,000
        2,450,400     Lee Enterprises, Inc.                                              84,505,003          117,643,704
          760,700     Matthews International Corp.                                       16,020,078           25,057,458
        1,510,100     Neiman Marcus Group, Inc., Class A                                 44,713,048           84,037,065
          891,100     Radio One, Inc., Class D *                                         12,740,222           14,266,511
        5,165,600     ServiceMaster Co.                                                  59,861,682           63,640,192
        2,880,050     Valassis Communications, Inc. * ++                                 85,767,845           87,755,123
                                                                                    ------------------------------------
                                                                                        665,953,483          935,581,044
                                                                                    ------------------------------------
                      CONSUMER STAPLES--4.03%
          875,453     J.M. Smucker Co.                                                   28,901,790           40,192,047
        1,481,600     Longs Drug Stores Corp.                                            30,277,558           35,365,792
        1,320,300     McCormick & Co., Inc.                                              23,972,434           44,890,200
                                                                                    ------------------------------------
                                                                                         83,151,782          120,448,039
                                                                                    ------------------------------------
                      FINANCIAL SERVICES--20.77%
        1,535,800     Certegy Inc.                                                       50,651,956           59,589,040
          481,800     Chittenden Corp.                                                   15,747,492           16,935,270
        2,158,050     HCC Insurance Holdings, Inc.                                       52,793,584           72,100,451
        3,316,175     Horace Mann Educators Corp. ++                                     62,722,417           57,966,739
        6,202,925     Janus Capital Group Inc.                                           84,403,241          102,286,233
          403,525     Markel Corp. *                                                     90,664,375          111,978,187
        1,659,400     Rouse Co.                                                          47,710,375           78,821,500
          127,100     S&T Bancorp, Inc.                                                   3,908,812            4,064,658
        3,086,600     Sotheby's Holdings, Inc. *                                         37,692,628           49,262,136
        3,048,600     Waddell & Reed Financial, Inc.                                     62,492,819           67,404,546
                                                                                    ------------------------------------
                                                                                        508,787,699          620,408,760
                                                                                    ------------------------------------
                      HEALTH CARE--6.74%
        1,800,400     Apogent Technologies, Inc. *                                       50,201,847           57,612,800
        2,329,175     Invacare Corp. ++                                                  84,046,757          104,160,706
        1,323,150     Sybron Dental Specialties, Inc. *                                  26,261,629           39,496,028
                                                                                    ------------------------------------
                                                                                        160,510,233          201,269,534
                                                                                    ------------------------------------
                      MATERIALS & PROCESSING--6.86%
        1,461,655     Brady Corp.                                                        46,030,172           67,382,295
        1,220,875     Energizer Holdings, Inc. *                                         24,463,015           54,939,375
        2,100,300     Interface, Inc. *                                                  13,672,179           18,335,619
        2,368,300     Jones Lang LaSalle, Inc. * ++                                      41,920,285           64,180,930
                                                                                    ------------------------------------
                                                                                        126,085,651          204,838,219
                                                                                    ------------------------------------
                      PRODUCER DURABLES--15.34%
        3,946,300     Andrew Corp. *                                                     33,665,588           78,965,463
        2,358,934     Graco, Inc.                                                        34,868,768           73,244,901
        3,438,800     Herman Miller, Inc.                                                73,248,407           99,518,872
        3,372,450     IDEX Corp. ++                                                      74,987,713          115,843,657
          709,300     Littelfuse, Inc. *                                                 17,824,884           30,081,413
        4,308,600     Steelcase, Inc.                                                    56,027,259           60,320,400
                                                                                    ------------------------------------
                                                                                        290,622,619          457,974,706
                                                                                    ------------------------------------
                      TECHNOLOGY--2.78%
        2,440,150     Anixter International, Inc.++                                      59,767,664           83,038,304
                                                                                    ------------------------------------
                      Total Common Stocks                                             1,894,879,131        2,623,558,606
                                                                                    ------------------------------------

 PRINCIPAL AMOUNT     REPURCHASE AGREEMENT--12.36%                                             COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
    $ 368,993,126     State Street Bank & Trust Co., 0.45%, dated 6/30/2004, due
                        7/1/2004, repurchase price $368,997,738 (collateralized by
                        U. S. Treasury Bonds and Notes, 6.125%-8.125% due
                        8/15/2005-8/15/2029)                                            368,993,126          368,993,126
                                                                                    ------------------------------------
                      Total Repurchase Agreement                                        368,993,126          368,993,126
                                                                                    ------------------------------------
                      Total Investments-100.21%                                     $ 2,263,872,257        2,992,551,732
                                                                                    ===============
                      Other Assets less Liabilities-(0.21)%                                                   (6,356,098)
                                                                                                         ---------------
                      NET ASSETS-100.00%                                                                 $ 2,986,195,634
                                                                                                         ===============

 * Non-income producing.
++ Affiliated company

ARIEL FUND STATISTICAL SUMMARY                         June 30, 2004 (Unaudited)

                                                         52-WEEK RANGE    EARNINGS PER SHARE       P/E CALENDAR
                                                         -------------    ------------------       ------------
                                                                            2003      2004       2003      2004     MARKET
                                  TICKER     PRICE                         ACTUAL   ESTIMATED   ACTUAL   ESTIMATED   CAP.
COMPANY                           SYMBOL    6/30/04      LOW      HIGH    CALENDAR  CALENDAR      P/E       P/E      ($MM)
Interface, Inc.                    IFSIA      8.76      4.55      9.35     -0.31       0.03        NM        NM        453

Horace Mann Educators Corp.         HMN      17.48     12.81     17.48     -0.06       1.42        NM      12.3        747

Journal Register Co.                JRC      20.00     17.55     22.10      1.18       1.23      16.9      16.3        839

S & T Bancorp, Inc.                STBA      31.98     27.13     32.40      1.94       2.12      16.5      15.1        848

Jones Lang LaSalle, Inc.            JLL      27.10     15.80     27.50      1.12       1.35      24.2      20.1        864

Longs Drug Stores Corp.             LDG      23.87     16.71     25.60      0.99       1.02      24.1      23.4        891

Littelfuse, Inc.                   LFUS      42.41     21.39     44.21      0.70       1.66        NM      25.5        936

Bob Evans Farms, Inc.              BOBE      27.38     24.79     34.37      2.00       1.88      13.7      14.6        964

Sotheby's Holdings, Inc.            BID      15.96      7.95     16.65     -0.24       0.23        NM        NM      1,002

Matthews International Corp.       MATW      32.94     24.18     33.39      1.38       1.57      23.9      21.0      1,060

Brady Corp.                         BRC      46.10     31.68     46.47      1.54       2.16      29.9      21.3      1,098

Argosy Gaming Co.                   AGY      37.60     19.82     38.52      1.89       2.45      19.9      15.3      1,107

Sybron Dental Specialties, Inc.     SYD      29.85     21.59     32.14      1.51       1.62      19.8      18.4      1,151

Anixter International, Inc.         AXE      34.03     20.86     34.13      1.13       1.62      30.1      21.0      1,250

Chittenden Corp.                    CHZ      35.15     27.00     35.64      2.07       2.25      17.0      15.6      1,294

Grey Global Group, Inc.            GREY     985.00    646.00    999.00     20.03      25.76      49.2      38.2      1,355

Invacare Corp.                      IVC      44.72     32.75     46.78      2.25       2.54      19.9      17.6      1,398

American Greetings Corp.            AM       23.18     17.00     24.18      1.35       1.59      17.2      14.6      1,580

Valassis Communications, Inc.       VCI      30.47     23.50     32.21      2.03       1.76      15.0      17.3      1,588

Radio One, Inc.                    ROIAK     16.01     13.75     20.24      0.32       0.40      50.0      40.0      1,680

IDEX Corp.                          IEX      34.35     23.53     34.70      1.25       1.50      27.5      22.9      1,722

Waddell & Reed Financial, Inc.      WDR      22.11     20.11     27.28      1.13       1.40      19.6      15.8      1,824

DeVry, Inc.                         DV       27.42     21.80     32.38      0.75       0.95      36.6      28.9      1,927

Steelcase, Inc.                     SCS      14.00     10.80     14.68     -0.05      -0.06        NM        NM      2,076

Herman Miller, Inc.                MLHR      28.94     20.04     29.74      0.43       0.76        NM      38.1      2,083

Harte-Hanks, Inc.                   HHS      24.41     18.35     25.55      0.97       1.09      25.2      22.4      2,128

HCC Insurance Holdings, Inc.        HCC      33.41     28.10     34.75      2.23       2.76      15.0      12.1      2,155

Graco, Inc.                         GGG      31.05     22.69     31.39      1.23       1.41      25.2      22.0      2,155

Lee Enterprises, Inc.               LEE      48.01     36.40     49.83      1.79       1.96      26.8      24.5      2,160

J.M. Smucker Co.                    SJM      45.91     37.61     53.50      2.39       2.56      19.2      17.9      2,303

Certegy Inc.                        CEY      38.80     25.55     39.61      1.55       1.77      25.0      21.9      2,468

Markel Corp.                        MKL     277.50    240.00    303.45      9.56      19.53      29.0      14.2      2,734

Neiman Marcus Group, Inc.          NMGA      55.65     37.95     59.70      3.24       3.89      17.2      14.3      2,743

Apogent Technologies, Inc.          AOT      32.00     20.21     33.83      1.36       1.66      23.5      19.3      2,862

Andrew Corp.                       ANDW      20.01      9.65     21.67      0.06       0.53        NM      37.8      3,215

Hasbro, Inc.                        HAS      19.00     17.15     23.33      0.98       1.31      19.4      14.5      3,351

ServiceMaster Co.                   SVM      12.32      9.35     12.50      0.54       0.59      22.8      20.9      3,579

Energizer Holdings, Inc.            ENR      45.00     32.50     48.40      2.72       3.16      16.5      14.2      3,690

Janus Capital Group Inc.            JNS      16.49     13.03     18.64      0.90       0.67      18.3      24.6      3,947

Caesars Entertainment, Inc.         CZR      15.00      8.22     16.49      0.49       0.67      30.6      22.4      4,611

McCormick & Co., Inc.               MKC      34.00     25.12     35.85      1.40       1.60      24.3      21.3      4,660

Rouse Co.                           RSE      47.50     38.55     53.97      3.85       4.10      12.3      11.6      4,890

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
Rouse Co. estimates are before depreciation and deferred taxes. Radio One estimates are before depreciation and amortization.
Energizer, Harte-Hanks and ServiceMaster estimates are before amortization. All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management research analysts. P/E ratios are based on earnings stated and 6/30/04 stock price. NM=Not MEANINGFUL.

ARIEL APPRECIATION FUND PERFORMANCE SUMMARY          Inception: December 1, 1989

ABOUT THE FUND

Ariel Appreciation Fund pursues long-term capital appreciation by investing in undervalued firms with growth potential. Like Ariel Fund, this Fund seeks out issuers that provide quality products or services. To capture anticipated growth, the Fund will hold investments for a relatively long period--usually three to five years. The Fund primarily invests in companies with market capitalizations between $2.5 billion and $20 billion at the time of investment, with an emphasis on medium capitalization (mid-cap) stocks.

PORTFOLIO COMPOSITION

                                                ARIEL        RUSSELL
                                                APPRE-        MIDCAP            S&P
                                               CIATION        VALUE             500
                                                 FUND         INDEX            INDEX
               Financial Services               41.2%          31.6%           21.4%

Consumer Discretionary & Services               29.1%          12.3%           13.7%

                      Health Care               17.6%           3.5%           13.2%

                Producer Durables                3.9%           5.0%            4.2%

                 Consumer Staples                3.6%           5.1%            7.8%

                     Cash & Other                2.6%           2.4%            5.3%

                        Utilities                2.0%          12.9%            6.7%

           Materials & Processing                0.0%           9.7%            3.5%

                      Techonology                0.0%           6.3%           15.1%

                     Other Energy                0.0%           4.8%            1.9%

           Autos & Transportation                0.0%           4.4%            2.6%

                  Integrated Oils                0.0%           2.0%            4.6%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004 (assumes reinvestment of dividends and capital gains)*

                           2ND QUARTER    YTD    1 YEAR   3 YEAR   5 YEAR   10 YEAR   LIFE OF FUND
--------------------------------------------------------------------------------------------------

Ariel Appreciation Fund       -0.04%    +3.67%   +19.90%  +8.53%   +8.52%  +14.75%      +13.13%

Russell Midcap Value Index    +1.73%    +7.17%   +30.81%  +9.83%   +8.62%  +14.19%      +13.09%

Russell Midcap Index          +1.45%    +6.67%   +29.39%  +6.42%   +6.51%  +13.49%      +12.67%

S&P 500 Index                 +1.72%    +3.44%   +19.11%  -0.69%   -2.21%  +11.83%      +10.91%

Total return does not reflect a maximum 4.75% sales load charged prior to 7/15/94.

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL APPRECIATION FUND

                              ARIEL APPREC FUND      RUSSELL MIDCAP VALUE          S&P 500
12/31/89                              10,054.33                 10,119.30        10,240.15
12/31/90                               9,902.42                  8,491.84         9,923.38
12/31/91                              13,184.78                 11,712.19        12,946.62
12/31/92                              14,930.45                 14,251.26        13,932.66
12/31/93                              16,115.34                 16,477.73        15,334.13
12/31/94                              14,762.91                 16,126.73        15,536.65
12/31/95                              18,330.35                 21,760.59        21,375.09
12/31/96                              22,677.94                 26,169.15        26,282.93
12/31/97                              31,283.24                 35,163.46        35,052.64
12/31/98                              37,398.60                 36,950.89        45,070.09
12/31/99                              35,981.62                 36,910.17        54,559.31
12/31/00                              42,754.72                 43,989.29        49,580.34
12/31/01                              49,694.41                 45,012.13        43,689.10
12/31/02                              44,546.40                 40,670.81        34,034.08
12/31/03                              58,344.20                 56,153.08        43,796.44
06/30/04                              60,486.62                 60,178.91        45,307.57

TOP TEN HOLDINGS (AS OF JUNE 30, 2004)

 1  ACCENTURE LTD.
    Leading information and technology consultant

 2  BAXTER INTERNATIONAL, INC.
    Diversified healthcare manufacturer

 3  MBIA, INC.
    Prominent insurer of municipal bonds

 4  NORTHERN TRUST CORP.
    Preeminent personal and institutional trust company

 5  IMS HEALTH, INC.
    Leading provider of healthcare data

 6  PITNEY BOWES, INC.
    Top manufacturer of mailing equipment

 7  CENDANT CORP.
    Global provider of consumer and business services

 8  MBNA CORP.
    Prominent issuer of bank credit cards

 9  SUNGARD DATA SYSTEMS, INC.
    Computer services and software company

10  DUN & BRADSTREET CORP.
    Leading supplier of business information and research

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by large cap stocks. The Russell Midcap Index measures the performance of mid-sized companies. The Russell Midcap Value Index measures the performance of mid-sized, value-oriented companies with lower price-to-earnings ratios. All indices are unmanaged, and an investor cannot invest directly in an index.

ARIEL APPRECIATION FUND SCHEDULE OF INVESTMENTS

 NUMBER OF SHARES     COMMON STOCKS--97.40%                                                    COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
                      CONSUMER DISCRETIONARY & SERVICES--29.12%
        5,197,700     Accenture Ltd. *                                              $    89,340,099      $   142,832,796
        1,017,900     Black & Decker Corp.                                               39,806,786           63,242,127
        1,513,850     Carnival Corp.                                                     35,347,675           71,150,950
        4,329,095     Cendant Corp.                                                      61,728,735          105,976,246
        2,300,675     Harte-Hanks, Inc.                                                  37,178,018           56,159,477
        5,844,400     Interpublic Group of Cos., Inc. *                                 103,485,425           80,243,612
          841,800     McClatchy Co.                                                      41,142,077           59,052,270
          847,100     Omnicom Group Inc.                                                 55,955,149           64,286,419
        2,747,895     ServiceMaster Co.                                                  34,823,279           33,854,066
        1,866,025     Tribune Co.                                                        84,281,672           84,978,778
        2,244,800     Yum! Brands, Inc. *                                                57,467,482           83,551,456
                                                                                    ------------------------------------
                                                                                        640,556,397          845,328,197
                                                                                    ------------------------------------
                      CONSUMER STAPLES--3.63%
        1,318,472     Clorox Co.                                                         53,774,681           70,907,424
        1,011,540     McCormick & Co., Inc.                                              17,584,124           34,392,360
                                                                                    ------------------------------------
                                                                                         71,358,805          105,299,784
                                                                                    ------------------------------------
                      FINANCIAL SERVICES--41.22%
        2,617,800     Banknorth Group, Inc.                                              82,451,261           85,026,144
        1,022,500     Certegy Inc.                                                       29,636,258           39,673,000
          651,800     Charter One Financial, Inc.                                        22,230,013           28,803,042
        1,677,347     Dun & Bradstreet Corp. *                                           58,073,475           90,425,777
        2,287,150     Equifax, Inc.                                                      52,552,703           56,606,963
        1,402,600     Franklin Resources, Inc.                                           57,477,793           70,242,208
        4,756,900     Janus Capital Group Inc.                                           61,434,599           78,441,281
        2,304,292     MBIA, Inc.                                                        107,669,391          131,621,159
        4,094,212     MBNA Corp.                                                         89,055,575          105,589,727
        3,054,400     Northern Trust Corp.                                              114,024,974          129,140,032
        1,648,000     Rouse Co.                                                          48,164,321           78,280,000
        1,850,300     St. Paul Travelers Cos., Inc.                                      63,319,468           75,011,162
        4,010,265     SunGard Data Systems, Inc. *                                      105,980,599          104,266,890
        1,140,750     T. Rowe Price Group, Inc.                                          42,920,887           57,493,800
          876,200     XL Capital Ltd.                                                    68,171,817           66,118,052
                                                                                    ------------------------------------
                                                                                      1,003,163,134        1,196,739,237
                                                                                    ------------------------------------
                      HEALTH CARE--17.59%
        2,782,995     Apogent Technologies, Inc. *                                       55,789,560           89,055,840
        4,092,550     Baxter International, Inc.                                        102,999,676          141,233,901
        5,421,760     IMS Health, Inc.                                                   94,214,463          127,086,054
        1,655,000     Omnicare, Inc.                                                     50,600,212           70,850,550
        4,462,900     Schering-Plough Corp.                                              74,723,079           82,474,392
                                                                                    ------------------------------------
                                                                                        378,326,990          510,700,737
                                                                                    ------------------------------------
                      PRODUCER DURABLES--3.86%
        2,536,000     Pitney Bowes, Inc.                                                 94,815,803          112,218,000
                                                                                    ------------------------------------
                      UTILITIES--1.98%
        1,915,825     CenturyTel, Inc.                                                   54,945,954           57,551,383
                                                                                    ------------------------------------
                      Total Common Stocks                                             2,243,167,083        2,827,837,338
                                                                                    ------------------------------------

 PRINCIPAL AMOUNT     REPURCHASE AGREEMENT--2.67%                                              COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
    $  77,421,044     State Street Bank & Trust Co., 0.45%, dated 6/30/2004, due
                        7/1/2004, repurchase price $77,422,012 (collateralized by
                        U.S. Treasury Bonds, 6.125%-8.125% due 5/15/2021-8/15/2029)      77,421,044           77,421,044
                                                                                    ------------------------------------
                      Total Repurchase Agreement                                         77,421,044          77,421,044
                                                                                    ------------------------------------
                      Total Investments-100.07%                                     $ 2,320,588,127        2,905,258,382
                                                                                    ===============
                      Liabilities less Other Assets-(0.07)%                                                   (1,990,686)
                                                                                                         ---------------
                      NET ASSETS-100.00%                                                                 $ 2,903,267,696
                                                                                                         ===============

* Non-income producing.

ARIEL APPRECIATION FUND STATISTICAL SUMMARY            June 30, 2004 (Unaudited)

                                                         52-WEEK RANGE    EARNINGS PER SHARE       P/E CALENDAR
                                                         -------------    ------------------       ------------
                                                                            2003      2004       2003      2004     MARKET
                                  TICKER     PRICE                         ACTUAL   ESTIMATED   ACTUAL   ESTIMATED   CAP.
COMPANY                           SYMBOL    6/30/04     LOW      HIGH     CALENDAR  CALENDAR      P/E       P/E      ($MM)
Harte-Hanks, Inc.                   HHS      24.41     18.35     25.55      0.97       1.09      25.2      22.4      2,128

Certegy Inc.                        CEY      38.80     25.55     39.61      1.55       1.72      25.0      22.6      2,468

Apogent Technologies, Inc.          AOT      32.00     20.21     33.83      1.36       1.66      23.5      19.3      2,862

McClatchy Co.                       MNI      70.15     55.58     74.38      3.10       3.33      22.6      21.1      3,252

Equifax, Inc.                       EFX      24.75     21.71     27.37      1.48       1.60      16.7      15.5      3,390

ServiceMaster Co.                   SVM      12.32      9.35     12.50      0.54       0.59      22.8      20.9      3,579

Dun & Bradstreet Corp.              DNB      53.91     39.85     57.01      2.54       2.97      21.2      18.2      3,834

Janus Capital Group Inc.            JNS      16.49     13.03     18.64      0.90       0.67      18.3      24.6      3,947

CenturyTel, Inc.                    CTL      30.04     26.20     36.76      2.38       2.38      12.6      12.6      4,172

Omnicare, Inc.                      OCR      42.81     32.63     47.80      2.01       2.60      21.3      16.5      4,446

McCormick & Co., Inc.               MKC      34.00     25.12     35.85      1.40       1.60      24.3      21.3      4,661

Rouse Co.                           RSE      47.50     38.55     53.97      3.85       4.10      12.3      11.6      4,890

Black & Decker Corp.                BDK      62.13     38.38     62.25      3.96       5.32      15.7      11.7      4,919

IMS Health, Inc.                    RX       23.44     17.46     26.80      1.03       1.19      22.8      19.7      5,508

Banknorth Group, Inc.               BNK      32.48     26.38     34.75      2.18       2.40      14.9      13.5      5,596

Interpublic Group of Cos., Inc.     IPG      13.73     12.63     17.31      0.56       0.64      24.5      21.5      5,752

T. Rowe Price Group, Inc.          TROW      50.40     38.37     56.93      1.77       2.50      28.5      20.2      6,385

SunGard Data Systems, Inc.          SDS      26.00     23.54     31.65      1.26       1.40      20.6      18.6      7,543

MBIA, Inc.                          MBI      57.12     47.68     67.34      4.80       5.24      11.9      10.9      8,247

Northern Trust Corp.               NTRS      42.28     39.29     51.35      1.96       2.31      21.6      18.3      9,318

Charter One Financial, Inc.         CF       44.19     30.10     44.82      2.74       2.93      16.1      15.1      9,890

Pitney Bowes, Inc.                  PBI      44.25     36.23     45.21      2.41       2.50      18.4      17.7     10,227

XL Capital Ltd.                     XL       75.46     67.05     82.00      2.12       9.27      35.6       8.1     10,423

Yum! Brands, Inc.                   YUM      37.22     28.38     40.16      2.06       2.31      18.1      16.1     10,772

Clorox Co.                          CLX      53.78     41.60     54.29      2.37       2.63      22.7      20.4     11,409

Franklin Resources, Inc.            BEN      50.08     41.65     62.10      2.20       3.10      22.8      16.2     12,519

Omnicom Group, Inc.                 OMC      75.89     67.90     88.82      3.59       3.87      21.1      19.6     14,347

Tribune Co.                         TRB      45.54     41.64     53.00      2.21       2.38      20.6      19.1     14,922

Baxter International, Inc.          BAX      34.51     25.79     34.84      1.85       1.85      18.7      18.7     21,152

Cendant Corp.                       CD       24.48     16.75     25.19      1.41       1.75      17.4      14.0     24,969

Accenture Ltd.                      ACN      27.48     18.75     28.10      1.05       1.21      26.2      22.7     25,448

St. Paul Travelers Cos., Inc.       STA      40.54     33.84     43.63      2.55       4.72      15.9       8.6     27,093

Schering-Plough Corp.               SGP      18.48     14.16     19.09      0.31       0.02        NM        NM     27,200

Carnival Corp.                      CCL      47.00     31.35     48.05      1.57       2.19      29.9      21.5     29,736

MBNA Corp.                          KRB      25.79     21.13     29.68      1.79       2.01      14.4      12.8     32,951

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
Rouse Co. estimates are before depreciation and deferred taxes. Harte-Hanks and ServiceMaster estimates are before amortization.
All estimates of future earnings per share shown in this table are prepared by Ariel Capital Management research analysts.
P/E ratios are based on earnings stated and 6/30/04 stock price. NM=Not Meaningful.

ARIEL PREMIER GROWTH FUND                                          June 30, 2004

"...the companies in the Ariel Premier Growth Fund continue to produce strong earnings and generate substantial excess cash flow."

DEAR FELLOW SHAREHOLDER: For the quarter ended June 30, 2004, the Ariel Premier Growth Fund, Investor Class rose +1.62% and the Institutional Class rose +1.82%. The Fund's performance was in line with its benchmark, the Russell 1000 Growth Index, which posted +1.94% over the same period.

Our Health Care holdings have been a primary contributor to the Fund's improving relative performance. During the second quarter, there were once again a number of superior performing stocks in this sector, including Alcon, Inc. (NYSE: ACL), a world leader in eye care products, and Gilead Sciences (NASDAQ: GILD), a biopharmaceutical company with product strength in antivirals, specifically those utilized to treat HIV infections. Both stocks rose more than 20% over the three month period. While the Health Care sector generally will continue to be buffeted by political and cost containment issues, an aging worldwide population creates substantial opportunities for companies appropriately positioned.

Producer Durable stocks also made positive contributions to the portfolio. Tool and component makers, Illinois Tool Works (NYSE: ITW) and Danaher (NYSE: DHR), benefited from improving sales and profit margins which resulted in higher earnings than generally expected 6-12 months ago. In the Consumer area, cosmetics giant, Avon Products (NYSE: AVP), was up 22% over the quarter as its earnings nicely surpassed expectations. Conversely, our holdings in the Technology, Financial Services and Consumer Discretionary sectors were detractors to performance.

As you may recall, six months ago we wrote, "the magnitude of the stock market gains over the [calendar] year was rewarding, but likely reduces some of the upside in the outlook for 2004." Larger capitalization stocks have continued to lag behind small and mid-capitalization stocks thus far in 2004. However, earnings and cash flow have not been the problem. On balance, the companies in the Ariel Premier Growth Fund continue to produce strong earnings gains and generate substantial excess cash flow. However, valuations (price/earnings and price/cash flow ratios) have declined somewhat for the companies held in the Fund. This compression of valuations is not uncommon in a period of rising interest rates. Ultimately, if the Fund's holdings continue to grow strongly and generate free cash flow, our shareholders will receive investment returns more consistent with that growth.

Sincerely,

/s/ David M. Fowler                 /s/ John S. Cole

David M. Fowler                     John S. Cole

Ariel Premier Growth Fund is sub-advised by Lincoln Equity Management, LLC, a Chicago-based investment firm with $930 million in assets under management.

GROWTH COMPANY UPDATES

[BED BATH AND BEYOND INC. LOGO]

BED BATH AND BEYOND INC. (NASDAQ: BBBY)
650 Liberty Avenue
Union, NJ  07083
908-688-0888
www.bedbathandbeyond.com

Bed Bath and Beyond Inc. is the #1 domestics superstore with nearly 600 stores in the U.S. The company's specialty retailers include Bed Bath and Beyond, Harmon and Christmas Tree Shops. Bed Bath and Beyond offers a wide range of household items (bed linens, sheets, pillows, blankets, towels, etc.) at prices below those of general department stores. Harmon is a health and beauty care retailer, while Christmas Tree Shops specialize in home decor, giftware, housewares and various kitchen products. To maximize its potential in any geographic location, the company operates many different store models, including mall-based, strip mall, stand-alone, outlet and multi-level locations.

By utilizing an everyday low price strategy and allowing each store merchandising discretion, Bed Bath and Beyond has gained market share consistently over time. Over the past five years, revenues have grown annually at 24% and earnings have increased 31% per year. Additionally, the company is very profitable with a cash balance in excess of $800 million and no debt.

We believe Bed Bath and Beyond will continue to grow at least 15-20% over the next three to five years. Currently priced in the mid $30s, the stock sells at roughly 20 times our estimate of 2005 earnings-per-share, and we believe it is priced for further appreciation.

[CISCO SYSTEMS, INC. LOGO]

CISCO SYSTEMS, INC. (NASDAQ: CSCO)
170 West Tasman Drive
San Jose, CA  95134
800-553-6387
www.cisco.com

Known for its routers and switches, Cisco Systems is the leading producer and marketer of networking and communications equipment. These systems transport data, video and voice over both local and wide area networks. While Cisco's products are primarily sold to corporations and public institutions, it also offers products designed for individuals and small businesses.

With the dramatic expansion of Internet usage in the 1990s, Cisco grew rapidly due to high demand for its routing and switching systems. Although the company experienced a decline in its business during the technology recession of 2001-2003, management was able to successfully control expenses and increase market share during this difficult period. Today, Cisco is well-positioned to reap the benefits of renewed information technology spending. Additionally, Voice Over Internet Protocol calling used by telecommunications and cable companies represents another major growth opportunity for the company. We estimate that Cisco's earnings will grow at 15-20% over the next few years and the company will generate substantial free cash flow during this timeframe.

Our valuation target for Cisco is in the high $20s over the next 12 months. With the stock currently trading in the $21-$22 range, we believe the shares are attractively priced.

ARIEL PREMIER GROWTH FUND PERFORMANCE SUMMARY        Inception: February 1, 2002

ABOUT THE FUND

Ariel Premier Growth Fund pursues long-term capital appreciation by investing in a small number of large companies which it believes to have exceptional growth prospects. The Fund generally invests in companies with market capitalizations greater than $10 billion at the time of investment, with an emphasis on large capitalization (large cap) stocks.

PORTFOLIO COMPOSITION

                                                ARIEL        RUSSELL
                                                PREMIER        1000          S&P
                                                GROWTH       GROWTH          500
                                                 FUND         INDEX         INDEX
                      Techonology               25.8%          23.3%        15.1%

                      Health Care               25.0%          24.2%        13.2%

Consumer Discretionary & Services               15.1%          18.9%        13.7%

               Financial Services               10.1%          11.1%        21.4%

               Other Common Stock                7.3%           2.3%         5.3%

                 Consumer Staples                6.8%           9.0%         7.8%

                Producer Durables                4.3%           4.9%         4.2%

                        Utilities                2.1%           1.4%         6.7%

                     Cash & Other                1.9%           0.0%         0.0%

                     Other Energy                1.6%           1.3%         1.9%

           Autos & Transportation                0.0%           2.1%         2.6%

           Materials & Processing                0.0%           1.5%         3.5%

                  Integrated Oils                0.0%           0.0%         4.6%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004 (assumes reinvestment of dividends and capital gains)*

                                            2ND QUARTER    YTD    1 YEAR   3 YEAR   5 YEAR  LIFE OF FUND
--------------------------------------------------------------------------------------------------------
Ariel Premier Growth Fund, Investor             +1.62%    +2.51%  +17.04%     -       -        -2.49%

Ariel Premier Growth Fund, Institutional        +1.82%    +2.92%  +17.65%     -       -        -1.98%

Russell 1000 Growth Index                       +1.94%    +2.74%  +17.88%     -       -        -0.89%

S&P 500 Index                                   +1.72%    +3.44%  +19.11%     -       -        +2.14%

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL PREMIER GROWTH FUND, INVESTOR CLASS

             ARIEL PREMIER GROWTH FUND
                        INVESTOR CLASS      RUSSELL 1000 GROWTH INDEX               S&P
03/31/02                     10,110.00                       9,916.53         10,176.04
06/30/02                      8,240.00                       8,064.79          8,812.81
09/30/02                      6,900.00                       6,851.28          7,290.18
12/31/02                      7,340.00                       7,341.29          7,905.34
03/31/03                      7,300.00                       7,262.96          7,656.36
06/30/03                      8,040.00                       8,302.06          8,834.87
09/30/03                      8,290.00                       8,626.90          9,068.70
12/31/03                      9,180.00                       9,525.25         10,172.91
03/31/04                      9,260.00                       9,600.08         10,345.11
06/30/04                      9,410.00                       9,786.11         10,523.21

[CHART]

THE VALUE OF A $1,000,000 INVESTMENT IN ARIEL PREMIER GROWTH FUND, INSTITUTIONAL CLASS

             ARIEL PREMIER GROWTH FUND
                         INSTIT. CLASS      RUSSELL 1000 GROWTH INDEX               S&P
03/31/02                  1,012,000.00                     991,653.35      1,017,604.18
06/30/02                    825,000.00                     806,478.72        881,281.29
09/30/02                    692,000.00                     685,128.27        729,018.18
12/31/02                    737,000.00                     734,128.65        790,533.90
03/31/03                    734,000.00                     726,295.87        765,636.15
06/30/03                    810,000.00                     830,205.55        883,486.80
09/30/03                    836,000.00                     862,690.44        906,869.74
12/31/03                    926,000.00                     952,525.25      1,017,291.14
03/31/04                    936,000.00                     960,008.26      1,034,510.83
06/30/04                    953,000.00                     978,611.00      1,052,321.44

TOP TEN HOLDINGS (AS OF JUNE 30, 2004)

 1  CISCO SYSTEMS, INC.
    World's #1 provider of internet hardware

 2  PFIZER, INC.
    Leading pharmaceutical company

 3  MICROSOFT CORP.
    World's #1 software company

 4  ALCON, INC.
    Leading manufacturer of eye care products

 5  JOHNSON & JOHNSON
    Health care product provider

 6  INTEL CORP.
    Foremost provider of computer chips and other components

 7  DANAHER CORP.
    Preeminent industrial and consumer product provider

 8  LIBERTY MEDIA CORP.
    Diversified media company

 9  TEVA PHARMACEUTICAL INDUSTRIES LTD.
    Leading generic pharmaceutical company

10  ANALOG DEVICES, INC.
    Leading semiconductor company

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The S&P 500 is a broad market-weighted index dominated by blue-chip stocks. The Russell 1000 Growth Index is a broad market-weighted index dominated by large-sized companies believed to have higher projected growth prospects. All indexes are unmanaged, and an investor cannot invest directly in an index.

ARIEL PREMIER GROWTH FUND SCHEDULE OF INVESTMENTS

 NUMBER OF SHARES     COMMON STOCKS--98.04%                                                    COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
                      CONSUMER DISCRETIONARY & SERVICES--15.11%
           15,300     Accenture Ltd. *                                              $       332,953      $       420,444
            4,200     Applebee's International, Inc.                                        106,107               96,684
            1,000     Autozone, Inc. *                                                       65,598               80,100
            9,990     Bed Bath & Beyond Inc. *                                              380,424              384,115
            1,900     Chico's FAS, Inc. *                                                    39,683               85,804
            2,800     Home Depot, Inc.                                                       92,164               98,560
            4,100     InterActiveCorp *                                                     142,524              123,574
            4,400     Kohl's Corp. *                                                        232,099              186,032
           74,826     Liberty Media Corp. *                                                 688,759              672,686
            3,741     Liberty Media International, Inc., Class A *                          134,709              138,791
            9,100     Lowe's Cos., Inc.                                                     368,975              478,205
            4,500     Staples, Inc. *                                                       108,241              131,895
            4,200     Viacom, Inc., Class B                                                 155,558              150,024
            2,100     Wal-Mart Stores, Inc.                                                 103,758              110,796
                                                                                    ------------------------------------
                                                                                          2,951,552            3,157,710
                                                                                    ------------------------------------
                      CONSUMER STAPLES--6.84%
            9,100     Avon Products, Inc.                                                   364,103              419,874
            6,500     Colgate-Palmolive Co.                                                 371,509              379,925
            2,600     PepsiCo, Inc.                                                         132,333              140,088
            9,000     Procter & Gamble Co.                                                  393,566              489,960
                                                                                    ------------------------------------
                                                                                          1,261,511            1,429,847
                                                                                    ------------------------------------
                      FINANCIAL SERVICES--10.10%
            5,300     American International Group, Inc.                                    391,961              377,784
            6,200     Bank of America Corp.                                                 506,376              524,644
            6,600     Citigroup, Inc.                                                       326,368              306,900
            5,000     Commerce Bancorp, Inc.                                                316,464              275,050
            2,400     Countrywide Financial Corp.                                           163,343              168,600
            5,000     Fannie Mae                                                            379,494              356,800
            2,500     SLM Corp.                                                              93,542              101,125
                                                                                    ------------------------------------
                                                                                          2,177,548            2,110,903
                                                                                    ------------------------------------
                      HEALTH CARE--24.98%
            9,400     Alcon, Inc.                                                           599,407              739,310
            2,400     Allergan, Inc.                                                        211,421              214,848
            7,200     AmerisourceBergen Corp.                                               396,670              430,416
            2,600     Biogen Idec, Inc. *                                                   150,304              164,450
            6,600     Boston Scientific Corp. *                                             260,572              282,480
            3,700     Gilead Sciences, Inc. *                                               208,818              247,900
            5,400     Guidant Corp.                                                         344,646              301,752
           13,000     Johnson & Johnson                                                     702,084              724,100
            7,500     Medtronic, Inc.                                                       375,903              365,400
           34,200     Pfizer, Inc.                                                        1,149,439            1,172,376
            8,600     Teva Pharmaceutical Industries Ltd., ADR                              470,815              578,694
                                                                                    ------------------------------------
                                                                                          4,870,079            5,221,726
                                                                                    ------------------------------------

 NUMBER OF SHARES     COMMON STOCKS--98.04% (CONT'D)                                           COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
                      OTHER--7.30%
            4,300     3M Co.                                                        $       251,235      $       387,043
            3,100     Deere & Co.                                                           189,641              217,434
           15,400     General Electric Co.                                                  444,408              498,960
            4,400     Illinois Tool Works, Inc.                                             301,984              421,916
                                                                                    ------------------------------------
                                                                                          1,187,268            1,525,353
                                                                                    ------------------------------------
                      OTHER ENERGY--1.58%
            7,200     BJ Services Co. *                                                     238,387              330,048
                                                                                    ------------------------------------
                      PRODUCER DURABLES--4.27%
           13,000     Danaher Corp.                                                         421,290              674,050
            2,400     United Technologies Corp.                                             156,715              219,552
                                                                                    ------------------------------------
                                                                                            578,005              893,602
                                                                                    ------------------------------------
                      TECHNOLOGY--25.76%
           11,200     Analog Devices, Inc.                                                  524,094              527,296
           64,200     Cisco Systems, Inc. *                                               1,291,056            1,521,540
           10,500     Computer Associates International, Inc.                               292,800              294,630
            2,600     Dell Inc. *                                                            82,742               93,132
           24,800     Intel Corp.                                                           524,991              684,480
           17,200     Jabil Circuit, Inc. *                                                 387,980              433,096
            3,500     Mercury Interactive Corp. *                                           164,980              174,405
           30,400     Microsoft Corp.                                                       801,571              868,224
           11,800     Oracle Corp. *                                                        136,874              140,774
            1,800     Symantec Corp.                                                         78,776               78,804
           44,766     Taiwan Semiconductor Manufacturing Co., Ltd., ADR *                   423,575              372,005
            5,400     Yahoo! Inc. *                                                         129,022              196,182
                                                                                    ------------------------------------
                                                                                          4,838,461            5,384,568
                                                                                    ------------------------------------
                      UTILITIES--2.10%
           15,900     Comcast Corp., Class A *                                              413,611              438,999
                                                                                    ------------------------------------
                      Total Common Stocks                                                18,516,422           20,492,756
                                                                                    ------------------------------------

 PRINCIPAL AMOUNT     REPURCHASE AGREEMENT--2.16%                                              COST         MARKET VALUE
------------------------------------------------------------------------------------------------------------------------
    $     450,961     State Street Bank & Trust Co., 0.45%, dated 6/30/2004, due
                        7/1/2004, repurchase price $450,966 (collateralized by
                        U. S. Treasury Note, 6.50% due 8/15/2005)                           450,961              450,961
                                                                                    ------------------------------------
                      Total Repurchase Agreement                                            450,961              450,961
                                                                                    ------------------------------------
                      Total Investments-100.20%                                     $    18,967,383           20,943,717
                                                                                    ===============
                      Liabilities less Other Assets-(0.20)%                                                      (45,247)
                                                                                                         ---------------
                      NET ASSETS-100.00%                                                                 $    20,898,470
                                                                                                         ===============

* Non-income producing.
ADR after the name of a holding stands for American Depositary Receipt representing foreign securities on deposit with a domestic custodian bank.

ARIEL PREMIER GROWTH FUND STATISTICAL SUMMARY

                                                         52-WEEK RANGE    EARNINGS PER SHARE       P/E CALENDAR
                                                         -------------    ------------------       ------------
                                                                            2003      2004       2003      2004     MARKET
                                  TICKER     PRICE                         ACTUAL   ESTIMATED   ACTUAL   ESTIMATED   CAP.
COMPANY                           SYMBOL    6/30/04      LOW      HIGH    CALENDAR  CALENDAR      P/E       P/E      ($MM)
Applebee's International, Inc.     APPB      23.02     19.92     28.39      1.37       1.56      16.77     14.75     1,893

Chico's FAS, Inc.                   CHS      45.16     20.93     47.35      1.52       1.87      29.72     24.13     4,024

Commerce Bancorp, Inc.              CBH      55.01     37.97     66.77      3.21       3.80      17.12     14.49     4,305

Mercury Interactive Corp.          MERQ      49.83     37.98     54.00      1.10       1.35      45.23     36.91     4,594

Jabil Circuit, Inc.                 JBL      25.18     22.30     32.35      1.01       1.27      25.00     19.90     5,060

Autozone, Inc.                      AZO      80.10     75.63    103.53      6.57       7.49      12.18     10.70     6,660

AmerisourceBergen Corp.             ABC      59.78     52.56     73.30      4.16       4.52      14.38     13.23     6,712

BJ Services Co.                     BJS      45.84     30.90     47.20      1.73       2.08      26.54     22.05     7,364

Bed Bath & Beyond Inc.             BBBY      38.45     35.39     43.36      1.59       1.88      24.11     20.45    11,557

Allergan, Inc.                      AGN      89.52     71.76     92.06      2.74       3.32      32.72     26.95    11,754

Symantec Corp.                     SYMC      43.78     21.30     49.35      1.49       1.70      29.38     25.81    13,653

Gilead Sciences, Inc.              GILD      67.00     51.76     69.99      1.53       2.00      43.73     33.48    14,334

Kohl's Corp.                        KSS      42.28     40.96     64.49      2.15       2.57      19.69     16.45    14,416

Staples, Inc.                      SPLS      29.41     18.50     30.15      1.36       1.60      21.58     18.40    14,607

Accenture Ltd.                      ACN      27.48     17.84     27.56      1.21       1.37      22.78     20.08    15,330

Danaher Corp.                       DHR      51.85     33.06     51.85      2.15       2.44      24.12     21.22    15,968

Computer Associates
  International, Inc.               CA       28.06     22.15     29.17      0.77       1.07      36.23     26.31    16,348

Guidant Corp.                       GDT      55.88     44.26     72.61      2.41       2.68      23.20     20.82    17,356

Deere & Co.                         DE       70.14     44.40     74.85      4.80       5.44      14.63     12.91    17,460

Analog Devices, Inc.                ADI      47.08     35.70     51.39      1.62       2.24      29.04     21.00    17,695

SLM Corp.                           SLM      40.45     35.70     42.76      2.15       2.49      18.86     16.25    17,756

Teva Pharmaceutical Industries
  Ltd.                             TEVA      33.59     26.53     34.28      1.35       1.57      24.80     21.33    18,367

Countrywide Financial Corp.         CFC      70.25     32.17     71.50      8.09       7.87       8.69      8.93    19,588

InterActiveCorp                    IACI      30.14     27.95     42.74      0.93       1.15      32.41     26.32    21,106

Biogen Idec, Inc.                  BIIB      63.25     31.89     63.54      1.42       1.74      44.62     36.33    21,490

Avon Products, Inc.                 AVP      46.14     30.67     46.14      1.73       1.97      26.70     23.39    21,772

Alcon, Inc.                         ACL      78.65     46.75     80.68      2.27       2.65      34.69     29.70    24,265

Liberty Media Corp.                  L        8.99      8.96     12.32      0.02       0.08         NM        NM    26,158

Illinois Tool Works, Inc.           ITW      95.89     65.21     95.89      4.33       5.09      22.13     18.86    29,702

Colgate-Palmolive Co.               CL       58.45     49.13     58.92      2.63       2.93      22.24     19.92    31,101

Boston Scientific Corp.             BSX      42.80     28.33     45.81      1.77       2.39      24.15     17.89    35,742

Taiwan Semiconductor Mfg. Co., Ltd. TSM       8.31      7.25     11.32      0.61       0.68      13.54     12.25    38,351

Lowe's Cos., Inc.                   LOW      52.55     42.12     60.05      2.71       3.35      19.38     15.67    41,147

Yahoo! Inc.                        YHOO      36.40     14.44     36.40      0.33       0.45     109.97     80.75    43,690

United Technologies Corp.           UTX      91.48     71.44     97.50      5.27       5.89      17.36     15.53    47,017

Medtronic, Inc.                     MDT      48.72     43.36     52.65      1.90       2.23      25.70     21.89    58,925

Oracle Corp.                       ORCL      11.93     10.97     14.89      0.57       0.65      20.85     18.28    61,690

Viacom Inc.                        VIA.B     35.72     35.13     46.49      1.65       1.86      21.59     19.19    61,706

Comcast Corp.                      CMCSA     28.10     27.63     36.13      0.38       0.68      74.84     41.51    63,012

Fannie Mae                          FNM      71.36     60.40     79.88      7.92       8.82       9.01      8.09    69,219

3M Co.                              MMM      90.01     63.66     90.01      3.74       4.21      24.05     21.37    70,451

                                                         52-WEEK RANGE    EARNINGS PER SHARE       P/E CALENDAR
                                                         -------------    ------------------       ------------
                                                                            2003      2004       2003      2004     MARKET
                                  TICKER     PRICE                         ACTUAL   ESTIMATED   ACTUAL   ESTIMATED   CAP.
COMPANY                           SYMBOL    6/30/04      LOW      HIGH    CALENDAR  CALENDAR      P/E       P/E      ($MM)
Home Depot, Inc.                    HD       35.20     30.36     37.52      2.15       2.46      16.37     14.33     78,672

Dell Inc.                          DELL      35.82     30.94     36.98      1.25       1.50      28.75     23.90     90,517

PepsiCo, Inc.                       PEP      53.88     43.52     55.55      2.31       2.57      23.37     20.98     91,434

Procter & Gamble Co.                PG       54.44     43.35     55.96      2.31       2.56      23.56     21.28    139,944

Cisco Systems, Inc.                CSCO      23.70     17.52     29.13      0.74       0.86      31.96     27.45    160,923

Johnson & Johnson                   JNJ      55.70     48.73     57.07      3.00       3.29      18.56     16.95    165,293

Bank of America Corp.               BAC      84.62     72.85     85.44      7.26       8.01      11.65     10.56    171,891

Intel Corp.                        INTC      27.60     21.72     34.24      1.22       1.45      22.66     19.06    178,517

American International Group, Inc.  AIG      71.28     55.85     76.77      4.53       5.17      15.75     13.79    185,914

Wal-Mart Stores, Inc.               WMT      52.76     50.74     61.05      2.38       2.72      22.17     19.40    225,255

Citigroup, Inc.                      C       46.50     42.92     52.29      4.00       4.42      11.64     10.52    240,474

Pfizer, Inc.                        PFE      34.28     29.55     38.85      2.11       2.37      16.23     14.44    261,575

Microsoft Corp.                    MSFT      28.56     24.15     29.96      1.27       1.34      22.52     21.31    307,791

General Electric Co.                GE       32.40     27.10     34.19      1.57       1.77      20.61     18.28    330,890

Liberty Media International, Inc.  LBTYA     37.10     34.64     39.15        NM         NM         NM        NM         NM

Note: All earnings per share numbers are fully diluted. Such numbers are from continuing operations and are adjusted for non-recurring items.
All estimates of future earnings per share shown in this table are prepared by Lincoln Equity Management, LLC and represent consensus earnings per share expectations.
P/E ratios are based on earnings stated and 6/30/04 stock price. NM=Not Meaningful.

ARIEL PREMIER BOND FUND                                            June 30, 2004

"As interest rates rose in April and spreads widened, we moved the portfolio back to neutral in both duration and mortgage exposure."

DEAR FELLOW SHAREHOLDER: For the second quarter ended June 30, 2004, the Ariel Premier Bond Fund, Investor Class returned -2.29% and the Institutional Class returned -2.19%. Although the performance is negative, both classes outperformed the Lehman Brothers Aggregate Bond Index which posted -2.44% over the same period.

The second quarter of 2004 was especially painful to bond investors. In fact, the broad bond market has not experienced returns like this since the first quarter of 1994. This negative performance is confounding in that the Federal Reserve did not raise the federal funds rate until June 30, and then only raised it 25 basis points as expected. The changes in yields over the quarter were driven purely by modified expectations regarding the economy, inflation and future Fed interest rate policy.

A couple of important changes in the Ariel Premier Bond Fund's strategy during the quarter contributed to the Fund outpacing the benchmark. We started the quarter six months shorter in duration than the benchmark and significantly underweighted in mortgages. As interest rates rose in April and spreads widened, we moved the portfolio back to neutral in both duration and mortgage exposure. Additionally, we reduced our corporate overweight somewhat as individual credits outperformed.

At quarter-end, yield and spread levels reflected expectations that the Fed will raise interest rates to 2.0% by year-end and to 3.5% by late 2005. This perspective is consistent with our outlook for the economy, inflation and longer-term interest rates. Accordingly, we have positioned the Ariel Premier Bond Fund in a fairly neutral manner. Duration, mortgages and corporates are all hovering around benchmark levels. Asset-backed securities are slightly overweighted and Agencies are underweighted.

As always, we appreciate the opportunity to serve you.

Sincerely,

/s/ Bradley Tank

BRADLEY TANK
Chief Executive Officer

Ariel Premier Bond Fund is sub-advised by Lincoln Capital Fixed Income Management Company, LLC, a Chicago-based investment management firm with $38 billion in assets under management.

ARIEL PREMIER BOND FUND PERFORMANCE SUMMARY
                                      Investor Class Inception: February 1, 1997
                                  Institutional Class Inception: October 1, 1995

ABOUT THE FUND

Ariel Premier Bond Fund seeks to maximize total return through a combination of income and capital appreciation by investing in high-quality fixed income securities. The Fund may invest in investment-grade bonds including U.S. Government (and government agency) securities, corporate bonds, mortgage-related securities and asset-backed securities. Under normal conditions, at least 80% of the Fund's assets will be invested in fixed income securities rated A or better by the recognized rating agencies. Ariel Premier Bond Fund will not invest in "junk bonds" or other low-rated securities.

PORTFOLIO COMPOSITION

                                               LEHMAN
                                ARIAL          BROTHERS
                               PREMIER        AGGREGATE
                                BOND            BOND
                                FUND            INDEX
       Government & Agency      29.3%           35.2%

           Mortgage-Backed      28.3%           35.8%

                 Corporate      21.7%           24.6%

              Cash & Other      11.2%            0.0%

              Asset-Backed       7.2%            1.6%

Commercial Mortgage-Backed       2.3%            2.8%

AVERAGE ANNUAL TOTAL RETURNS AS OF JUNE 30, 2004 (assumes reinvestment of dividends and capital gains)*

                                             2ND QUARTER    YTD       1 YEAR    3 YEAR     5 YEAR      LIFE OF FUND
-------------------------------------------------------------------------------------------------------------------
Ariel Premier Bond Fund, Investor               -2.29%     +0.03%     +0.04%    +5.71%      +5.95%        +5.93%
Ariel Premier Bond Fund, Institutional          -2.19%     +0.33%     +0.45%    +6.16%      +6.39%        +6.19%
Lehman Bros. Aggregate Bond Index, Inv. Cl.     -2.44%     +0.15%     +0.32%    +6.36%      +6.95%        +6.90%
Lehman Bros. Aggregate Bond Index, Inst. Cl.    -2.44%     +0.15%     +0.32%    +6.36%      +6.95%        +6.79%

[CHART]

THE VALUE OF A $10,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INVESTOR
CLASS

                                                                     LEHMAN BROS.
                                BOND FUND - INV                    AGG BOND INDEX
12/31/97                              10,838.12                         10,931.97
12/31/98                              11,621.39                         11,881.62
12/31/99                              11,508.60                         11,783.95
12/31/00                              12,630.62                         13,153.93
12/31/01                              13,515.65                         14,264.70
12/31/02                              14,757.76                         15,727.53
12/31/03                              15,322.33                         16,373.02
06/30/04                              15,327.07                         16,397.61

[CHART]

THE VALUE OF A $1,000,000 INVESTMENT IN ARIEL PREMIER BOND FUND, INSTITUTIONAL CLASS

                                                                     LEHMAN BROS.
                             BOND FUND - INSTIT                    AGG BOND INDEX
12/31/95                           1,035,132.51                      1,042,613.81
12/31/96                           1,067,769.20                      1,080,463.82
12/31/97                           1,165,610.36                      1,184,777.28
12/31/98                           1,254,774.66                      1,287,696.83
12/31/99                           1,247,639.45                      1,277,112.31
12/31/00                           1,373,277.30                      1,425,586.67
12/31/01                           1,476,721.65                      1,545,968.38
12/31/02                           1,618,818.18                      1,704,506.46
12/31/03                           1,685,818.62                      1,774,462.35
06/30/04                           1,691,334.81                      1,777,127.63

* The graph and performance table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Aggregate Bond Index is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. An investor cannot invest directly in an index.

ARIEL PREMIER BOND FUND SCHEDULE OF INVESTMENTS

    PAR VALUE   ASSET-BACKED SECURITIES--7.17%                                          COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
$     260,000   ABSC Manufactured Housing, 2004-1 A4, 5.019%, 4/16/2030 +      $     215,774   $     204,828
      166,437   ABSC NIMs Trust, 2003-HE7 A, 7.00%, 12/15/2033 +                     164,221         167,269
      144,113   ABSC NIMs Trust, 2004-HE1 A, 7.00%, 1/17/2034                        142,534         144,834
      118,277   Argent NIM Trust, 2004-WN4 A, 4.459%, 3/25/2034 +                    118,277         118,277
      106,808   Argent NIM Trust, 2004-WN2 A, 4.55%, 4/25/2034 +                     106,802         106,598
       90,000   Argent NIM Trust, 2004-WN2 B, 6.75%, 4/25/2034 +                      88,228          88,200
    1,205,000   Bank One Auto Securitization, 2003-1 A4, 2.43%, 3/22/2010          1,212,796       1,167,425
    1,250,000   Bank One Issuance Trust, 2003-C3 C3, 4.77%, 2/16/2016              1,249,786       1,175,281
      830,000   Capital One Multi-Asset Execution Trust, 2004-C1 C1,
                3.40%, 11/16/09                                                      827,243         816,688
    1,055,000   Carmax Auto Owner Trust, 2003-2 A3, 2.36%, 10/15/2007              1,057,000       1,045,593
      300,000   Carmax Auto Owner Trust, 2004-1 D, 3.52%, 11/15/2010                 299,985         298,197
      110,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                2001-4 1B, 7.383%, 11/25/2031                                        114,314         114,134
      198,450   Chase Funding Net Interest Margin, 2003-6A, 5.00%, 1/27/2035 +       198,188         197,458
       36,537   Chase Funding Net Interest Margin, 2003-5A, 5.75%, 11/27/2034 +       36,494          36,536
    1,030,000   Chase Manhattan Auto Owner Trust, 2003-C A4, 2.94%, 6/15/10        1,030,000       1,013,871
      708,708   Chevy Chase Auto Receivables Trust, 2001-2 A4, 4.44%, 4/16/07        708,657         717,007
    1,565,000   Citibank Credit Card Issuance Trust, 2003-C4 C4, 5.00%, 6/10/15    1,563,523       1,491,686
      930,000   Citibank Credit Card Issuance Trust, 2002-C2 C2, 6.95%, 2/18/14      928,028       1,010,451
       94,207   Countrywide Asset-Backed Certificates,
                2003-5NF NF, 6.75%, 2/25/2034 +                                       94,105          94,855
      445,842   Equifirst Mortgage Loan Trust, 2003-2 3A3, 2.47%, 9/25/2033          445,842         446,604
      462,652   First Franklin NIM Trust, 2003-FF5 N1, 4.212%, 4/25/2034 +           462,652         462,652
      150,053   First Franklin NIM Trust, 2004-FF1 N1, 4.50%, 11/25/2034 +           149,648         150,048
      174,142   Fremont NIM Trust, 2004-B, 4.703%, 5/25/2034 +                       174,142         174,142
      230,000   Green Tree Financial Corp., 1995-5 M1, 7.65%, 9/15/2026              259,066         246,218
      170,814   GSAMP Trust, 2004-FM1N, 5.25%, 11/25/2033 +                          170,590         170,386
    1,720,000   Honda Auto Receivables Owner Trust, 2003-5 A4, 2.96%, 4/20/09      1,720,000       1,696,817
      167,737   Merrill Lynch Mortgage Investors, Inc., 2004-WM1N N1,
                4.50%, 10/25/2034 +                                                  166,993         167,737
      110,479   Merrill Lynch Mortgage Investors, Inc., 2003-OP1N N1,
                7.25%, 9/25/2034 +                                                   110,206         111,279
       60,000   National City Auto Receivables Trust, 2002-A A4, 4.83%, 8/15/09       59,993          61,320
      225,554   Novastar NIM Trust, 2004-N1, 4.458%, 2/26/2034 +                     225,554         225,554
    1,250,000   Permanent Financing PLC, 1 2A, 4.20%, 6/10/2007                    1,249,887       1,268,913
    1,000,000   Reliant Energy Transition Bond, 2001-1 A2, 4.76%, 9/15/2009        1,040,302       1,028,200
      205,000   Renaissance NIM Trust, 2004-B, 5.193%, 8/26/2034 +                   205,000         205,000
       90,997   Renaissance NIM Trust, 2003-D, 6.657%, 3/26/2034 +                    90,997          91,793
       93,269   Saxon Net Interest Margin Trust, 2003-A A, 6.656%, 8/26/2033 +        93,269          93,969
      233,251   Sharp SP I LLC Net Interest Margin Trust, 2003-OP1N NA,
                4.45%, 12/25/2033 +                                                  233,238         233,228
       89,799   Sharp SP I LLC Net Interest Margin Trust, 2004-FM1N N,
                6.16%, 9/25/2033 +                                                    89,793          90,248
      410,000   WFS Financial Owner Trust, 2004-1 D, 3.17%, 8/22/2011                409,998         405,873
      505,000   Whole Auto Loan Trust, 2002-1 A3, 2.60%, 8/15/2006                   504,989         506,692
                                                                               -----------------------------
                Total Asset-Backed Securities                                     18,018,114      17,845,861
                                                                               -----------------------------

    PAR VALUE   COMMERCIAL MORTGAGE-BACKED SECURITIES--2.33%                            COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
$     405,000   ARCAP Resecuritization, 2004-1A D, 5.64%, 4/21/2039 +          $     404,950   $     398,039
      656,250   Chase Commercial Mortgage Securities Corp., 2000-3 A1,
                7.093%, 10/15/2032                                                   685,812         702,789
    1,330,000   Chase Commercial Mortgage Securities Corp., 2000-3 A2,
                7.319%, 10/15/2032                                                 1,333,027       1,494,088
    2,800,000   JP Morgan Chase & Co., 2001-CIBC1 A2, 6.001%, 3/15/2033            2,961,659       2,966,872
      260,000   Newcastle CDO I Ltd., 2004-4A 3FX, 5.109849%, 3/24/2039 +            259,845         241,150
                                                                               -----------------------------
                Total Commercial Mortgage-Backed Securities                        5,645,293       5,802,938
                                                                               -----------------------------

    PAR VALUE   CORPORATE DEBT--21.69%                                                  COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
      725,000   ACE INA Holding, Inc., 5.875%, 6/15/2014                             726,547         733,477
      765,000   ANZ Capital Trust I, 5.36%, 12/29/2049 +                             764,971         731,817
      130,000   AT&T Corp., 8.05%, 11/15/2011                                        137,589         133,474
      290,000   AT&T Wireless Services, Inc., 7.35%, 3/1/2006                        289,958         309,459
      535,000   AT&T Wireless Services, Inc., 7.875%, 3/1/2011                       601,292         608,543
      635,000   AT&T Wireless Services, Inc., 8.75%, 3/1/2031                        811,754         774,172
      700,000   AXA, 8.60%, 12/15/2030                                               767,817         857,230
      450,000   Bank One Corp., 5.25%, 1/30/2013                                     445,687         442,618
      390,000   British Telecommunications PLC, 8.375%, 12/15/2010                   464,262         455,448
      345,000   Cadbury Schweppes US Finance LLC, 3.875%, 10/1/2008 +                344,129         338,443
    1,975,000   Citigroup, Inc., 7.25%, 10/1/2010                                  2,290,455       2,224,255
      840,000   Comcast Cable Communications, 8.375%, 5/1/2007                       939,803         938,799
      700,000   Comcast Cable Communications Holdings, Inc., 9.455%,11/15/22         935,727         899,767
      274,844   Continental Airlines, Inc., 1997-4 A, 6.90%, 1/2/2018                275,519         258,293
      460,000   Corp. Andina de Fomento (CAF), 7.375%, 1/18/2011                     458,755         513,006
      985,000   Countrywide Home Loans, Inc., 3.25%, 5/21/2008                       984,322         947,520
      655,000   Credit Suisse First Boston USA, Inc., 5.125%, 1/15/2014              652,553         632,991
      460,000   DaimlerChrysler N.A., 4.05%, 6/4/2008                                445,374         451,041
      820,000   Deutsche Telekom International Finance BV, 8.75%, 6/15/2030          993,001         998,051
      900,000   Duke Capital Corp., 5.50%, 3/1/2014                                  879,217         855,070
      395,000   Duke Energy Field Services LLC, 7.875%, 8/16/2010                    454,843         450,168
    1,105,000   Enterprise Products Partners LP, 6.875%, 3/1/2033                  1,119,047       1,022,719
      550,000   EOP Operating LP, 6.80%, 1/15/2009                                   592,714         595,272
      250,000   EOP Operating LP, 7.00%, 7/15/2011                                   270,866         272,479
      595,000   Exelon Generation Co. LLC, 5.35%, 1/15/2014                          594,789         576,999
    1,475,000   Ford Motor Credit Co., 7.00%, 10/1/2013                            1,491,661       1,488,962
      850,000   Ford Motor Credit Co., 7.875%, 6/15/2010                             916,476         924,854
      500,000   France Telecom, 8.75%, 3/1/2011                                      604,453         579,410
      240,000   France Telecom, 9.50%, 3/1/2031                                      311,783         301,205
      500,000   General Electric Capital Corp., 6.00%, 6/15/2012                     508,427         527,644
      885,000   General Electric Co., 5.00%, 2/1/2013                                917,062         870,993
      865,000   General Motors Acceptance Corp., 6.125%, 9/15/2006                   905,322         900,777
      705,000   General Motors Acceptance Corp., 6.875%, 9/15/2011                   769,834         722,834
      420,000   General Motors Acceptance Corp., 7.25%, 3/2/2011                     418,971         440,804
    1,840,000   General Motors Acceptance Corp., 8.00%, 11/1/2031                  1,962,026       1,885,240
      885,000   General Motors Corp., 8.375%, 7/15/2033                              913,756         936,765
    3,005,000   Goldman Sachs Group, Inc., 5.25%, 10/15/2013                       2,888,373       2,917,804
      165,000   Goldman Sachs Group, Inc., 6.345%, 2/15/2034                         165,000         154,947

    PAR VALUE   CORPORATE DEBT--21.69% (CONT'D)                                         COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
$     560,000   Harrah's Operating Co., Inc., 5.50%, 7/1/2010 +                $     555,206   $     562,804
      970,000   Household Finance Corp., 4.75%, 5/15/2009                            969,181         975,370
      325,000   Household Finance Corp., 5.75%, 1/30/2007                            328,082         341,411
      525,000   Household Finance Corp., 7.00%, 5/15/2012                            549,972         579,933
      460,000   JP Morgan Chase & Co., 5.75%, 1/2/2013                               468,620         467,526
      865,000   Kerr-McGee Corp., 6.875%, 9/15/2011                                  949,336         930,532
      425,000   Kinder Morgan, Inc., 7.25%, 3/1/2028                                 491,780         451,759
      525,000   Kraft Foods, Inc., 4.00%, 10/1/2008                                  523,067         517,334
    1,760,000   Liberty Media Corp., 3.50%, 9/25/2006                              1,750,582       1,756,806
    1,085,000   Morgan Stanley, 4.75%, 4/1/2014                                    1,003,271       1,001,044
      340,000   Pacific Gas & Electric Co., 6.05%, 3/1/2034                          338,346         319,789
      435,000   Precision Drilling Corp., 5.625%, 6/1/2014                           434,115         437,533
      445,000   Principal Life Income Fundings, 5.10%, 4/15/2014                     441,754         434,267
      670,000   PSEG Power LLC, 6.95%, 6/1/2012                                      716,213         728,547
      340,000   PSEG Power LLC, 7.75%, 4/15/2011                                     380,370         385,060
      915,000   Raytheon Co., 6.75%, 8/15/2007                                     1,015,298         990,955
      660,000   Republic of South Africa, 6.50%, 6/2/2014                            651,390         666,600
      600,000   Simon Property Group LP, 4.875%, 3/18/2010                           598,433         593,896
      665,000   SLM Corp., 5.125%, 8/27/2012                                         656,769         656,928
      510,000   Sprint Capital Corp., 6.125%, 11/15/2008                             548,870         536,071
    1,175,000   Sprint Capital Corp., 8.75%, 3/15/2032                             1,326,508       1,369,204
      710,000   Telefonos de Mexico SA, 4.50%, 11/19/2008 +                          708,518         689,232
      370,000   Time Warner Entertainment Co. LP, 8.375%, 7/15/2033                  464,631         433,112
      555,000   Time Warner, Inc., 6.875%, 5/1/2012                                  636,005         599,729
      705,000   Time Warner, Inc., 7.625%, 4/15/2031                                 766,566         762,909
    1,720,000   United Mexican States, 8.375%, 1/14/2011                           1,787,554       1,943,600
      480,000   Univision Communications, Inc., 3.50%, 10/15/2007                    479,113         473,977
    1,420,000   Verizon Global Funding Corp., 7.75%, 12/1/2030                     1,625,670       1,594,916
      405,000   Viacom, Inc., 6.40%, 1/30/2006                                       432,351         426,013
      705,000   Vornado Realty Trust, 4.75%, 12/1/2010                               704,144         683,567
      755,000   Wachovia Corp., 4.95%, 11/1/2006                                     799,053         782,071
      720,000   Weyerhaeuser Co., 6.125%, 3/15/2007                                  732,221         760,714
      435,000   Zurich Capital Trust I, 8.376%, 6/1/2037 +                           463,210         480,444
                                                                               -----------------------------
                Total Corporate Debt                                              54,310,334      54,007,003
                                                                               -----------------------------

    PAR VALUE   MORTGAGE-BACKED SECURITIES--28.28%                                      COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
    6,160,000   Fannie Mae, 5.00%, 7/1/2034^                                       5,873,175       5,948,250
   63,825,000   Fannie Mae, 5.50%, 7/1/2034^                                      62,807,789      63,505,875
      449,242   Fannie Mae, 6.00%, 11/1/2015                                         465,214         469,119
      175,687   Freddie Mac, 1364 K, 5.00%, 9/15/2007                                178,368         178,093
      291,514   Freddie Mac, Gold, 6.50%, 11/1/2025                                  276,844         305,928
                                                                               -----------------------------
                Total Mortgage-Backed Securities                                  69,601,390      70,407,265
                                                                               -----------------------------

    PAR VALUE   U.S. GOVERNMENT & AGENCY--29.31%                                        COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
                U.S. TREASURIES--28.50%
$  10,000,000   U.S. Treasury Bill, 1.01%, 7/8/2004                            $   9,998,046   $   9,998,046
    5,660,000   U.S. Treasury Bond, 5.375%, 2/15/2031                              5,903,613       5,708,421
      175,000   U.S. Treasury Bond, 6.00%, 2/15/2026                                 196,043         188,570
    4,415,000   U.S. Treasury Bond, 6.25%, 5/15/2030                               4,974,336       4,943,246
      120,000   U.S. Treasury Bond, 6.875%, 8/15/2025                                141,585         142,706
    6,215,000   U.S. Treasury Bond, 7.25%, 5/15/2016                               7,673,826       7,513,593
   25,685,000   U.S. Treasury Note, 1.50%, 3/31/2006                              25,420,035      25,218,458
      620,000   U.S. Treasury Note, 5.75%, 8/15/2010                                 672,516         675,993
    8,560,000   U.S. Treasury Note, 6.00%, 8/15/2009                               9,369,192       9,406,302
      280,000   U.S. Treasury Note, 6.50%, 2/15/2010                                 329,808         315,503
      660,000   U.S. Treasury Strip, 0.00%, 8/15/2014                                426,944         400,751
    5,015,000   U.S. Treasury Strip, 0.00%, 5/15/2018                              2,521,311       2,378,604
    6,350,000   U.S. Treasury Strip, 0.00%, 11/15/2021                             2,205,517       2,420,347
    4,720,000   U.S. Treasury Strip, 0.00%, 2/15/2023                              1,595,313       1,663,309
                                                                               -----------------------------
                                                                                  71,428,085      70,973,849
                                                                               -----------------------------
                U.S. AGENCY ISSUES--0.81%

    2,060,000   Fannie Mae, 1.75%, 6/16/2006                                       2,030,474       2,011,021
                                                                               -----------------------------
                Total U.S. Government & Agency                                    73,458,559      72,984,870
                                                                               -----------------------------

    PAR VALUE   ASSET-BACKED FLOATERS**--31.01%                                         COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
    1,678,101   Access Group, Inc., 2002-1 A1, 1.64%, 6/25/2009                    1,678,575       1,678,445
    1,970,000   American Express Credit Account Master Trust, 2001-1 A,
                1.37875%, 9/15/2008                                                1,974,019       1,973,801
      757,928   Argent Securities, Inc., 2004-W3 A1, 1.41%, 2/25/2034                757,928         757,731
      895,000   Bank One Issuance Trust, 2003-A2 A2, 1.28875%, 10/15/2008            895,566         895,411
      590,000   BMW Floorplan Master Owner Trust,
                2003-1A A, 1.32875%,  10/17/2008 +                                   590,000         590,081
    2,350,000   Capital Auto Receivables Asset Trust,
                2003-3 A1B, 1.2888%, 1/16/06                                       2,350,000       2,350,303
    1,680,000   Capital One Auto Finance Trust,
                2003-A A3B, 1.39875%, 10/15/07                                     1,681,973       1,682,591
      635,000   Capital One Master Trust, 2002-3 A, 1.31875%, 2/15/2008              635,343         633,810
      425,000   Capital One Prime Auto Receivables Trust,
                2004-1 A4, 1.30875%, 8/17/2009                                       425,000         425,232
    2,255,000   Capital One Prime Auto Receivables Trust,
                2003-2 A3, 1.31875%, 9/17/2007                                     2,255,000       2,256,820
      158,520   Centex Home Equity, 2003-A AV1, 1.58%, 3/25/2033                     158,520         158,643
      370,000   Chalet Finance PLC, 2A A1, 1.49%, 11/26/2013 +                       370,000         370,024
    2,495,000   Chase Credit Card Master Trust, 2003-1 A, 1.28875%, 4/15/08        2,495,672       2,496,015
      231,940   Chase Funding Mortgage Loan Asset-Backed Certificates,
                2004-1 1A1, 1.41%, 11/25/2018                                        231,940         231,916
      543,312   Chase Funding Mortgage Loan Asset-Backed Certificates,
                2004-1 2A1, 1.41%, 9/25/2021                                         543,312         543,288
      385,000   Chase Funding Mortgage Loan Asset-Backed Certificates,
                2004-1 2A2, 1.53%, 12/25/2033                                        385,000         384,983
      362,940   Chase Funding Mortgage Loan Asset-Backed Certificates,
                2002-2 2A1, 1.55%, 5/25/2032                                         363,161         363,173
      122,381   Chesapeake Funding LLC, 2002-1 A1, 1.35%, 6/7/2007                   122,381         122,392
    1,455,000   Chesapeake Funding LLC, 2003-1 A1, 1.40%, 8/7/2008                 1,455,000       1,457,359
      252,500   Citifinancial Mortgage Securities, Inc.,
                2003-4 AF1, 1.47%, 10/25/33                                          252,500         252,546
      965,000   College Loan Corp. Trust, 2003-2 A2, 1.31%, 1/25/2012                965,000         965,984
      990,375   Collegiate Funding Services Education Loan Trust I,
                2003-B A1, 1.21%, 9/30/2013                                          990,375         990,355

    PAR VALUE   ASSET-BACKED FLOATERS**--31.01% (CONT'D)                                COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
$     315,000   Conseco Finance, 2001-D M2, 2.98875%, 11/15/2032               $     319,323   $     318,236
      321,280   Countrywide Asset-Backed Certificates,
                2004-2 3A1, 1.38%, 4/25/23                                           321,280         321,266
      794,212   Countrywide Asset-Backed Certificates,
                2004-3 3A1, 1.39%, 6/25/22                                           794,212         794,177
      296,225   Countrywide Asset-Backed Certificates,
                2003-S2 A1, 1.47%, 12/25/18                                          296,225         296,259
      351,071   Countrywide Asset-Backed Certificates,
                2003-5 AF1B, 1.48%, 8/25/22                                          351,071         351,038
      403,883   Countrywide Home Loans, Inc.,
                2003-42 2A1, 1.43%, 10/25/2033                                       403,883         403,983
      304,880   Credit-Based Asset Servicing and Securitization,
                2004-CB1 AV2, 1.48%, 2/25/2034                                       304,880         304,739
      765,000   Credit-Based Asset Servicing and Securitization CBO Ltd., 9A
                A1, 1.47%, 4/8/2039 +                                                765,000         765,000
      453,796   Crusade Global Trust, 2004-1 A1, 1.29188%, 1/16/2035                 453,796         453,737
      465,000   DaimlerChrysler Master Owner Trust, 2002-A A, 1.29875%, 5/15/07      465,291         465,187
      775,000   Discover Card Master Trust I, 2000-2 A, 1.41875%, 9/18/2007          776,374         775,907
    1,000,000   Discover Card Master Trust I, 2000-5 A, 1.41875%, 11/15/2007       1,002,565       1,001,461
    2,115,000   Education Funding Capital Trust I, 2003-3 A2, 1.27%, 12/17/12      2,115,000       2,118,786
      287,927   Equifirst Mortgage Loan Trust, 2004-1 2A1, 1.40%, 1/25/2034          287,927         287,760
      552,132   Fannie Mae, 1.46%, 3/25/2032                                         552,625         552,492
      214,667   Fannie Mae Grantor Trust, 2002-T5 A1, 1.42%, 5/25/2032               214,667         214,986
    1,336,542   Fannie Mae Grantor Trust, 2003-T3 1A, 1.42%, 6/25/2033             1,336,542       1,337,045
      129,114   Fannie Mae Whole Loan, 2003-W13 AF1, 1.37%, 10/25/2033               129,114         129,147
      155,287   Fannie Mae Whole Loan, 2003-W13 AV1, 1.37%, 10/25/2033               155,287         155,300
      383,026   Fannie Mae Whole Loan, 2003-W16 AF1, 1.39%, 11/25/2033               383,026         383,144
      752,579   Fannie Mae Whole Loan, 2003-W5 A, 1.41%, 4/25/2033                   752,579         754,178
      361,127   Fannie Mae Whole Loan, 2003-W16 AV1, 1.41%, 11/25/2033               361,127         361,096
    1,662,384   First Franklin Mortgage Loan Asset Backed Certificates,
                2004-FFH1 A2, 1.38%, 3/25/2034                                     1,662,384       1,662,315
      246,719   First Franklin NIM Trust, 2003-FFH2 N1, 4.212%, 3/25/2034 +          246,719         246,719
       90,000   First Franklin NIM Trust, 2003-FFH2 N2, 7.385%, 3/25/2034 +           90,000          90,000
      500,000   First National Master Note Trust, 2003-1 A, 1.33875%, 8/15/08        500,000         500,669
      730,000   Fleet Credit Card Master Trust II, 2002-A A, 1.28875%, 10/15/07      730,000         730,203
    2,505,000   Ford Credit Floorplan Master Owner Trust, 2001-1 A,
                1.32875%, 7/17/2006                                                2,506,247       2,505,041
      345,000   GMAC Mortgage Corp. Loan Trust, 2004-HE1 A1, 1.38%, 6/25/34          345,000         344,985
      570,000   GMAC Mortgage Corp. Loan Trust, 2003-HE1 A1, 1.39%, 4/25/33          570,000         570,105
       95,629   GMAC Mortgage Corp. Loan Trust, 2003-HE2 A1, 1.40%, 12/25/15          95,615          95,619
      147,549   GMAC Mortgage Corp. Loan Trust, 2003-AR1 A1, 1.44%, 10/19/33         147,548         147,342
      419,610   GMAC Mortgage Corp. Loan Trust, 2003-AR2 2A1, 1.47%, 12/19/33        419,610         419,254
      570,000   Granite Mortgages PLC, 2003-2 1A2, 1.31%, 7/20/2020                  571,241         570,192
    1,386,682   GSAMP Trust, 2004-FM2 A3A, 1.43%, 1/25/2034                        1,386,682       1,385,359
      292,129   GSAMP Trust, 2003-AHL A2A, 1.50%, 10/25/2033                         292,129         292,386
      564,942   GSAMP Trust, 2004-FM1 A2A, 1.53%, 11/25/2033                         564,942         564,917
       25,148   GSRPM Mortgage Loan Trust, 2003-1 A1, 1.55%, 1/25/2032                25,148          25,150
      465,000   Holmes Financing PLC, 8 1C, 1.7344%, 7/15/2040                       465,000         462,966
    3,625,000   Household Affinity Credit Card Master Note Trust I, 2003-3
                A, 1.29875%, 8/15/2008                                             3,625,000       3,627,219
      430,789   Indymac Loan Trust, 2003-L1 A1, 1.68%, 11/25/2008 +                  430,789         430,789
      505,381   Interstar Millennium Trust, 2003-5G A2, 1.40%, 1/20/2036             505,381         505,917
      427,444   Interstar Millennium Trust, 2004-2G A, 1.72%, 3/14/2036              427,444         427,388
       95,174   Long Beach Asset Holdings Corp., 2003-1 N, 1.68%, 2/25/2008 +         95,174          95,224
      530,043   Long Beach Mortgage Loan Trust, 2004-1 A4, 1.43%, 2/25/2034          530,043         529,820

    PAR VALUE   ASSET-BACKED FLOATERS**--31.01% (CONT'D)                                COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
$     233,947   MASTR Asset-Backed Securities Trust,
                2004-OPT1 A3, 1.56%, 2/25/34                                   $     233,947   $     233,937
    2,310,000   MBNA Master Credit Card Trust USA, 1997-J A, 1.35875%, 2/15/07     2,311,499       2,310,432
      390,000   MBNA Master Credit Card Trust USA, 1997-K A, 1.35875%, 4/15/08       390,316         390,526
      461,836   Medallion Trust, 2004-1G A1, 1.41%, 5/25/2035                        461,836         461,279
      111,241   Merit Securities Corp., 11PA 2A3, 1.77%, 9/28/2025 +                 111,357         111,370
      449,861   Merrill Lynch Mortgage Investors, Inc.,
                2004-WMC1 A2, 1.60%, 10/25/34                                        449,861         450,386
      187,046   Merrill Lynch Mortgage Investors, Inc.,
                2003-WMC1 A2, 1.66%, 11/25/33                                        187,046         187,404
      616,990   Morgan Stanley ABS Capital I, 2004-HE2 A3, 1.43%, 3/25/2034          616,990         616,911
      550,973   Morgan Stanley ABS Capital I, 2004-HE1 A3, 1.46%, 1/25/2034          550,973         551,023
      256,960   Morgan Stanley ABS Capital I, 2003-NC10 A2, 1.50%, 10/25/33          256,960         257,143
      520,000   Mound Financing PLC, 2A A2, 1.38%, 11/8/2007 +                       520,710         519,812
      641,227   MSDWCC Heloc Trust, 2003-2 A, 1.56%, 4/25/2016                       641,227         641,395
      260,000   Navistar Financial Corp. Owner Trust,
                2003-B A3, 1.43875%, 4/15/08                                         260,000         260,066
      495,000   Nelnet Education Loan Funding, Inc.,
                2004-1A A1A, 1.2599%, 5/25/2019 +                                    495,000         494,536
      941,586   Nelnet Student Loan Trust, 2003-2 A2, 1.20%, 10/25/2013              941,586         941,268
      545,000   Nissan Auto Lease Trust, 2003-A A3A, 1.37875%, 6/15/2009             545,000         545,667
    1,250,000   Nissan Master Owner Trust Receivables,
                2003-A A1, 1.2988%, 9/15/08                                        1,250,000       1,250,798
      290,000   Northstar Guarantee, Inc., 2004-1 A1, 1.17%, 1/28/2011               290,000         290,000
      588,766   NPF XII, Inc., 2002-1A A, 2.39%, 5/2/2005 +                          588,419          41,214
      174,437   Option One Mortgage Loan Trust, 2002-2 A, 1.57%, 6/25/2032           174,543         174,657
      179,903   Option One Mortgage Loan Trust, 2001-4 A, 1.60%, 1/25/2032           180,123         180,117
      386,865   Option One Mortgage Loan Trust, 2003-1 A2, 1.72%, 2/25/2033          386,865         388,182
      167,019   Option One Mortgage Securities Corp. NIM Trust, 2003-6A,
                1.54%, 10/26/2010 +                                                  167,019         167,071
      255,000   Paragon Mortgages, 7A A1A, 1.7645%, 5/15/2034 +                      255,000         255,000
      600,000   Permanent Financing PLC, 4 2A, 1.48%, 3/10/2009                      600,000         600,000
      500,000   Permanent Financing PLC, 3 2A, 1.52%, 9/10/2010                      500,000         500,000
      655,000   Permanent Financing PLC, 4 2C, 2.13%, 6/10/2042                      655,000         654,864
      656,394   Residential Asset Mortgage Products, Inc.,
                2004-RS5 AI1, 1.23%, 3/25/2023                                       656,394         656,362
       28,122   Residential Asset Mortgage Products, Inc.,
                2003-RS4 AI1, 1.39%, 11/25/2020                                       28,122          28,120
      510,000   Residential Asset Mortgage Products, Inc.,
                2004-RS6 AI1, 1.4287%, 8/25/2022                                     510,000         510,000
      303,520   Residential Asset Mortgage Products, Inc.,
                2003-RS2 AII, 1.64%, 3/25/2033                                       303,520         304,091
      183,293   Residential Asset Mortgage Products, Inc.,
                2002-RS5 AII, 1.67%, 9/25/2032                                       183,293         183,710
      305,151   Residential Asset Mortgage Products, Inc.,
                2003-RS1 AII, 1.69%, 2/25/2033                                       305,151         305,963
       47,875   Residential Asset Securities Corp.,
                2003-KS2 AI1, 1.40%, 8/25/19                                          47,875          47,870
      195,916   Residential Asset Securities Corp.,
                2003-KS9 AI1, 1.46%, 2/25/21                                         195,916         195,971
      203,148   Residential Asset Securities Corp.,
                2002-KS3 A1B, 1.55%, 5/25/32                                         203,311         203,262
      192,964   Residential Asset Securities Corp.,
                2003-KS1 A2, 1.67%, 1/25/33                                          192,964         193,404
      451,168   Saxon Asset Securities Trust, 2004-1 A, 1.57%, 3/25/2035             451,168         450,958
       17,143   Saxon Asset Securities Trust, 2001-3 AV2, 1.58%, 8/25/2031            17,147          17,146
      341,700   Saxon Asset Securities Trust, 2003-1 AV1, 1.61%, 6/25/2033           341,700         342,353
      410,000   Saxon Asset Securities Trust, 2002-1 M1, 1.95%, 1/25/2032            411,841         411,616
      262,429   Securitized Asset Backed Receivables LLC Trust, 2004-OP1 A2,
                1.55%, 2/25/2034                                                     262,429         262,420
      490,000   SLM Student Loan Trust, 2004-2 A2, 1.19%, 4/25/2013                  490,000         489,629
      416,984   SLM Student Loan Trust, 2003-12 A1, 1.53%, 6/15/2009                 416,984         416,921
      975,000   SLM Student Loan Trust, 2003-8 A2, 1.56%, 6/15/2011                  974,695         974,998
      705,000   SLM Student Loan Trust, 2003-11 A2, 1.57%, 3/15/2013                 705,000         705,236
      499,649   SLM Student Loan Trust, 2004-A A1, 1.58%, 3/15/2017                  499,649         499,649

    PAR VALUE   ASSET-BACKED FLOATERS**--31.01% (CONT'D)                                COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
$     290,000   Specialty Underwriting & Residential Finance,
                2004-BC2 A2, 1.5613%, 5/25/2035                                $     290,000   $     290,000
      196,966   Specialty Underwriting & Residential Finance,
                2003-BC1 A, 1.64%, 1/25/2034                                         196,966         197,269
      270,620   Structured Asset Securities Corp.,
                2003-BC1 A, 1.80%, 5/25/32                                           270,620         271,359
      415,000   Triad Auto Receivables Owner Trust,
                2003-A A3, 1.40125%, 7/12/07                                         415,000         415,054
      516,894   Wachovia Asset Securitization, Inc.,
                2003-HE3 A, 1.35%, 11/25/33                                          516,894         516,562
    2,635,000   Wachovia Credit Card Master Trust, 2000-1 A, 1.38875%, 12/17/07    2,640,572       2,639,041
    1,005,000   William Street Funding Corp., 2003-1 A, 1.46875%, 4/23/2006 +      1,005,945       1,005,986
      845,000   World Omni Master Owner Trust, 2004-1 A, 1.30875%, 12/15/08          845,000         845,604
                                                                               -----------------------------
                      Total Asset-Backed Floaters **                              77,749,588      77,211,018
                                                                               -----------------------------

    PAR VALUE   REPURCHASE AGREEMENT--7.25%                                             COST    MARKET VALUE
------------------------------------------------------------------------------------------------------------
   18,067,085   State Street Bank & Trust Co. Repurchase Agreement, 0.45%,
                   dated 6/30/2004, due 7/1/2004, repurchase price $18,067,310
                   (collateralized by U. S. Treasury Bond, 8.125% due
                   5/15/2021)                                                     18,067,085      18,067,085
                                                                               -----------------------------
                Total Repurchase Agreement                                        18,067,085      18,067,085
                                                                               -----------------------------
                Total Investments-127.04%                                      $ 316,850,363     316,326,040
                                                                               =============
                Liabilities less Other Assets-(27.04)%                                           (67,336,726)
                                                                                               -------------
                NET ASSETS-100.00%                                                             $ 248,989,314
                                                                                               =============

 + Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutional buyers.

 ^  When-issued security.

 * Security pledged as collateral for when-issued purchase commitment outstanding as of June 30, 2004.

** Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2004.

BOARD OF TRUSTEES

MARIO L. BAEZA, Esq.

Mario is Chairman of TCW/Latin America Partners, L.L.C. He is also Chairman and CEO of Baeza & Company, an alternative investment firm that specializes in private equities aimed at the U.S. Hispanic market and hedge funds anchored in global macro strategies. He received a BA from Cornell University and a JD from Harvard Law School, where he later taught.

JAMES W. COMPTON

Jim serves as the President and CEO of the Chicago Urban League and the Chicago Urban League Development Corporation, which have worked to eliminate racial discrimination and segregation since 1916. He has a BA from Morehouse College and serves on the boards of directors of The Field Museum and DePaul University.

WILLIAM C. DIETRICH, C.P.A.

Bill serves as Co-Executive Director and a senior faculty member of the Shalem Institute for Spiritual Formation, an internationally known ecumenical training institute for contemplative living founded in 1973. He holds a BS from Georgetown University.

ROYCE N. FLIPPIN, Jr.

Royce is President of Flippin Associates, a consulting firm for the public and private sectors. Formerly, he was director of athletics at Princeton University and director of both athletics and program advancement for the Massachusetts Institute of Technology. He earned his AB from Princeton University and an MBA from Harvard Business School. Royce is on the board of several corporations and nonprofit institutions.

JOHN G. GUFFEY, Jr.

John is Director and Treasurer of Silby Guffey & Co., Inc., a venture capital firm investing in early stage companies in the health care and environmental industries. John has a BS from the University of Pennsylvania's Wharton School. He holds directorships with various local and national nonprofit organizations.

MELLODY HOBSON

As President of Ariel Capital Management, LLC, Mellody is responsible for firmwide management and strategic planning. She received an AB from Princeton University's Woodrow Wilson School. She serves as a board member of Tellabs, Inc. as well as a director of a number of civic institutions, including the Chicago Public Library, The Field Museum and Princeton. Additionally, she is a regular financial correspondent for ABC's GOOD MORNING AMERICA.

CHRISTOPHER G. KENNEDY

Chris is President of Merchandise Mart Properties, Inc. which manages, among other prime properties, The Merchandise Mart in Chicago; Market Square in High Point, North Carolina; The Washington Design Center; and the Architects & Designers Building in New York City. He earned his BA from Boston College and his MBA at the J.L. Kellogg Graduate School of Management at Northwestern University. Chris serves on a variety of civic and corporate boards.

MERRILLYN J. KOSIER

Merrillyn serves as Executive Vice President and Director of Mutual Fund Marketing and Investor Services at Ariel Capital Management, LLC. In this capacity, she spearheads public relations, advertising, branding and shareholder communications for the Ariel Mutual Funds. She earned a BBA in Marketing from Andrews University and an MBA from Loyola University, where she serves on the advisory board for the School of Business Administration.

BERT N. MITCHELL, C.P.A. (INDEPENDENT CHAIRMAN)

Bert is Chairman and CEO of Mitchell & Titus, LLP, the nation's largest minority-owned accounting firm. He holds BBA, MBA and Honorary Doctorate degrees from the Baruch School of Business of the City University of New York. Bert is also a graduate of the Owner-President Management Program of the Harvard Business School. He serves on the board of The Rouse Company and BJ's Wholesale Club, Inc.

JOHN W. ROGERS, Jr.

John is Founder, Chairman and CEO of Ariel Capital Management, LLC. Additionally, as the firm's chief investment officer, he manages Ariel's small and mid- cap portfolios. John received an AB in Economics from Princeton University. He serves on the board of directors of Aon Corporation; Exelon Corporation; and McDonald's Corporation. His civic affiliations include his role as chairman of the Chicago Urban League and trustee of the John S. and James L. Knight Foundation.

[ARIEL MUTUAL FUNDS LOGO]

ARIEL INVESTMENT TRUST
P.O. BOX 219121
KANSAS CITY, MISSOURI 64121-9121
800-282-7435
www.arielmutualfunds.com                                               TPI 08/04